As filed with the Securities and Exchange Commission on April 27, 2023

Commission File Nos. 2-72671

811-3199

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 61	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 148	☒

ZALICO Variable Annuity Separate Account

(Exact Name of Registrant)

Zurich American Life Insurance Company

(Name of Insurance Company)

1299 Zurich Way, Schaumburg, Illinois	60196
(Address of Insurance Company’s Principal Executive Offices)	(Zip Code)

Insurance Company’s Telephone Number, including Area Code: (877) 301-5376

Stanislav Sukhorukov

Zurich American Life Insurance Company

1299 Zurich Way

Schaumburg, Illinois 60196

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered:

Units of interest in Separate Account under the Contracts

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PROSPECTUS FOR

ZURICH AMERICAN LIFE INSURANCE COMPANY

PERIODIC PAYMENT VARIABLE

ANNUITY CONTRACTS

ZURICH ADVANTAGE III

Issued By

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

of

ZURICH AMERICAN LIFE INSURANCE COMPANY

This Prospectus describes Periodic Payment Deferred Variable Annuity Contracts (the “Contract”) offered by Zurich American Life Insurance Company (“we” or “ZALICO”). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. The Contract is no longer issued, however, you may make additional Purchase Payments as permitted under your Contract.

You may allocate Purchase Payments to the General Account or to one or more of the variable investment options. The Contract currently offers 48 variable investment options, each being a Subaccount of the ZALICO Variable Annuity Separate Account. Not all subaccount options are available to all Contract Owners (See “7. Death Benefit”)

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal. This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for reference.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2023.

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person during whose lifetime the annuity is to be paid.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several forms in which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon your death or upon the Annuitant’s death prior to the Annuity Period.

Company (“we”, “us”, “our”, “ZALICO”)—Zurich American Life Insurance Company. Our home office is at 1299 Zurich Way, Schaumburg, Illinois 60196. For Insurance Services, please write us at P.O. Box 758557, Topeka, KS 66675-8557.

Contract—A Variable Annuity Contract offered by this Prospectus.

Contract Value—The sum of the values of your interest in the Subaccount(s) of the Separate Account and the General Account.

Contract Year—The period between anniversaries of the Date of Issue of a Contract.

Contract Quarter—The periods between quarterly anniversaries of the Date of Issue of a Contract.

Contribution Year—Each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. For example, if you make an initial payment of $15,000 and then make a later payment of $10,000 during the fourth Contract Year, the fifth Contract Year will be the fifth Contribution Year for the purpose of Accumulation Units attributable to the initial payment and the second Contribution Year with respect to Accumulation Units attributable to the later $10,000 payment.

Date of Issue—The date on which the first Contract Year commences.

Debt—The principal of any outstanding loan from the General Account Contract Value, plus any accrued interest.

Fixed Account—The General Account of ZALICO to which you may allocate all or a portion of Purchase Payments or Contract Value.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger Portfolios, American Century Variable Portfolios, Inc., BNY Mellon Investment Portfolios, BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Deutsche DWS Variable Series I, Deutsche DWS Variable Series II, Fidelity Variable Insurance Products Funds (which includes Variable Insurance Products Fund and Variable Insurance Products Fund II), Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products Trust, Janus Aspen Series, Voya Investors Trust, and Voya Variable Portfolios, Inc.

General Account—All our assets other than those allocated to any legally segregated separate account. We guarantee a minimum rate of interest on Purchase Payments allocated to the General Account under the Fixed Account Option.

General Account Contract Value—The value of your interest in the General Account.

Non-Qualified Contract—A Contract which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to as a Fund.

Purchase Payments—The dollar amount we receive in U.S. currency to buy the benefits this Contract provides.

Qualified Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The ZALICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your interests in the Subaccount(s).

Subaccounts—The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund or Portfolio of a Fund.

Subaccount Value—The value of your interest in each Subaccount.

Unitholder—The person holding the voting rights with respect to an Accumulation or Annuity Unit.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Accumulation Units in their first six Contribution Years or against certain annuitizations of Accumulation Units in their first six Contribution Years.

Withdrawal Value—Contract Value minus Debt, any premium tax payable, and any Withdrawal Charge.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals

Each Contract Year, you may withdraw, without Withdrawal Charge, 10% of the Contract Value. If you withdraw a larger amount, the excess Purchase Payments and interest attributed to the Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first six Contribution Years following each Purchase Payment.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their sixth Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years.

You may be assessed a Withdrawal Charge of up to 6% (as a percentage of remaining gross premiums), declining to 0%. We may reduce or eliminate the Withdrawal Charge in certain circumstances.

For example, if you were to withdraw $100,000 during a Withdrawal Charge period, you could be assessed a Withdrawal Charge of up to $6,000 for your Contract.

				FEE TABLES CONTRACT CHARGES AND EXPENSES - C. WITHDRAWAL CHARGES
Transaction Charges	Other than Withdrawal Charges (if any), there are no charges for other Contract transactions, such as transferring amounts between investment options.			FEE TABLES
Ongoing Fees and Expenses (annual charges)

The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. If you take a loan under the Contract, you will incur interest on outstanding loan amounts.

				FEE TABLES CONTRACT CHARGES AND EXPENSES APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.33%	1.33%
	Investment Options[2] (Fund fees and expenses)	0.10%	1.38%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)[3]	0.15%	0.40%

1. As a percentage of average daily Contract Value allocated to the Sub-accounts. Includes the $30 annual records maintenance charge.

2. As a percentage of Portfolio average daily net assets.

3. As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $1,250.82	Highest Annual Cost: $2,563.53

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of Portfolio Company fees and expenses

•  No optional benefits

•  No loans.

•  No sales charges

•  No additional Purchase Payments, transfers or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of optional benefits and Portfolio Company fees and expenses

•  No loans.

•  No sales charges

•  No additional Purchase Payments, transfers or withdrawals

RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Not a Short-Term Investment

•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   Withdrawal Charges may apply to withdrawals. If a Withdrawal Charge applies, your Contract Value will be reduced by the Withdrawal Charge and the dollar amount sent to you and may also be subject to Federal and state income tax and tax penalties.

•   The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options

•   An investment in this Contract is subject to the risk of poor investment performance. This risk can vary depending on the investment options under the Contract that you select (e.g., the investment options).

•   Each investment option (including the Fixed Account option, if available) has its own unique risks.

•   You should review the investment options (including the Fixed Account Option) before making an investment decision.

Insurance Company Risks

An investment in the Contract is subject to the risks related to us, Zurich American Life Insurance Company. Any obligations (including under the Fixed Account), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Zurich American Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-449-0523.

RESTRICTIONS		Location in Prospectus
Investments

•   Certain investment options may not be available under your Contract, such as when a Portfolio has stopped accepting additional investments.

•   Transfers between the investment options are also subject to additional restrictions designed to prevent disruptive trading.

•   Transfers to and from the Fixed Account option are subject to significant restrictions.

•   Contract Value may be allocated to a maximum of 18 allocation options, plus the Fixed Account, over the life of the Contract.

•   We reserve the right to remove or substitute Portfolios as investment options.

APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE CONTRACT

THE CONTRACTS - B. THE ACCUMULATION PERIOD

4. Transfers During the Accumulation Period

5. Market Timing

ZALICO, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Change of Investments

RESTRICTIONS		Location in Prospectus
Optional Benefits

•   The Contract’s optional benefits for additional charge are no longer available for election.

•   There are additional restrictions and limitations relating to the Contract’s optional benefits. For example, some benefits (Dollar Cost Averaging, Systematic Withdrawal Plan) are only available during the Accumulation Period while some benefits (Guaranteed Minimum Death Benefit Rider, Earnings Based Death Benefit Rider) must be elected at the time of initial Contract application.

BENEFITS AVAILABLE UNDER THE CONTRACT
TAXES		Location in Prospectus
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under, and other transactions in connection with the Contract.

•   If you purchased the Contract through a tax-qualified plan or individual retirement arrangements (IRA), there is no additional tax deferral.

•   Withdrawals under your Contract are taxed at ordinary income tax rates when withdrawn. You may have to pay an additional tax if you take a withdrawal before age 59 1⁄2.

FEDERAL TAX MATTERS
CONFLICTS OF INTEREST		Location in Prospectus
Investment Professional Compensation	The Contracts are no longer offered for sale. However, your investment professional may receive compensation for recommending additional purchase payments on outstanding Contracts. Such compensation may take the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend additional purchase payments under an outstanding Contract over another investment for which the investment professional is not compensated or compensated less.	DISTRIBUTION OF CONTRACTS
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION OF CONTRACTS FEDERAL TAX MATTERS – Transfers, Assignments or Pledges

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Contract is designed to help individuals accumulate assets for their retirement or other important long-term financial goals on a tax-deferred basis through investments in a variety of investment options during the Accumulation Period. The Contract also offers a death benefit to protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. It is not intended for people who may need to make early or frequent withdrawals.

Phases of the Contract

The Contract has two phases: (1) an accumulation period (for savings) and (2) an annuity period (for income).

Accumulation Period.

During the accumulation phase, you may allocate Purchase Payments to:

•	A variety of Sub-Accounts, which invest in a corresponding underlying mutual fund (Fund or Portfolio), each with its own investment objectives, strategies, investment adviser(s) and risks.

•	The Fixed Account, which offers a guarantee fixed interest rate for stated periods.

Additional information about each Portfolio is provided in an appendix to this prospectus. See Appendix A – Portfolio Companies Available Under the Contract.

Annuity Period.

When your Contract enters the Annuity Period phase, your accumulated assets are converted into a stream of annuity payments from us. This is also referred to as “annuitizing” your Contract. You generally decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized.

There are a variety of annuity payout options from which you may choose. Currently, we offer Annuity Options that provide payments for (i) a specified period, (ii) the life of the Annuitant, (iii) the life of the Annuitant and continuation for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period, or (iv) in the case of joint Annuitants, the life of the surviving Annuitant, with payment adjusted upon the death of the other Annuitant. At the Annuity Date, you can choose to receive fixed or variable payments, or a combination of both. Variable payments will vary based on the investment performance of certain Portfolios, while fixed annuity payment amounts are guaranteed by the Company. Upon annuitization, the Contract provides no death benefit and, in the case of a life-contingent payout (option (ii), (iii) or (iv) above), no liquidity, i.e., withdrawals.

Contract Features

Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2.

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. The following may be subject to taxation: (1) receiving a distribution or deemed distribution under the contract; (2) upon payment of a Death Benefit; (3) certain transfers, gifts, or loans associated with your Contract; and (4) certain other reportable transactions.

Death Benefit. The Contract includes a standard death benefit that will pay the value of the Contract upon your death. If the Annuitant dies during the Accumulation Period, prior to attaining age 75, we will pay to the designated Beneficiary the Contract Value less Debt as computed at the end of the Valuation Period next following our receipt of proof of death and the return of the Contract, or the total amount of Purchase

Payments less Debt, whichever is greater. If a Contract has been subject to any partial withdrawal, the death benefit will be the greater of

•	the Contract Value less Debt, or

•	the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all previous partial withdrawals.

If death occurs at age 75 or later, the death benefit is the Contract Value minus Debt.

Guaranteed Minimum Death Benefit Rider (“GMDB”). We offered an optional benefit under the Contract that provides your designated beneficiaries a guaranteed minimum death benefit amount during the Accumulation Period as described in the section “7. Death Benefit.” This benefit is no longer for sale. If you own the benefit, you pay an additional charge.

Earnings Based Death Benefit Rider (“EBDB”). We offered an optional benefit under the Contract that provides a Guaranteed Minimum Death Benefit with an earnings component as described in the section “7. Death Benefit.” This benefit is no longer for sale. If you own the benefit, you pay an additional charge.

Guaranteed Retirement Income Benefit (“GRIB”). We offered an optional benefit under the Contract that provides a guaranteed amount of annuity payments for the lifetime of the Annuitant or for a period certain upon annuitization. This benefit is no longer offered. If you own the benefit, you pay an additional charge.

Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services. Not all features and services may be available under your Contract.

•

Dollar Cost Averaging (“DCA”). Under our DCA program, a predesignated portion of Subaccount or Fixed Account value is automatically transferred monthly, quarterly, semi-annually or annually for a specified duration to other Subaccounts and the Fixed Account. The DCA program is available only during the Accumulation Period.

•

Systematic Withdrawal Plan (“SWP”). Under our SWP program, you may pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account, or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis.

•

Asset Allocation Service. We offered an asset allocation service through PMG Asset Management, Inc. that allocated your investments among different asset categories. This program is no longer available.

•	Loans. Loans may be available under certain tax qualified Contracts. Loans generally be repaid within five years and interest accrues on outstanding loan amounts.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Maximum Charge
Sales Load Imposed on Purchases (as a percentage of Purchase Payments withdrawn)	None
Withdrawal Charge(1) (as a percentage of amount surrendered)	6%

Contribution Year	Withdrawal Charge
First year	6.00%
Second year	5.00%
Third year	4.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Seventh year and following	0.00%

Transfer Fee:	None
Qualified Plan Loan Interest Rates(2)	6%

(1)

Each Contract Year, a Contract Owner may withdraw up to 10% of Contract Value less debt without incurring a Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. (See “Withdrawal Charge.”)

(2)

Loans are only available under certain qualified plans. Currently, for Contracts not subject to ERISA, the interest rate is 5.50%. If the Contract is subject to ERISA, the interest rate is based on Moody’s Corporate Bond Yield Average-Monthly Average Corporates (rounded to the nearest 0.25%). The value securing the loan will earn interest at the loan interest rate reduced by not more than 2.5%. For non-ERISA loans under Section 403(b), the loan interest rate is 6% (applies to Contracts that became effective upon the later of June 1, 1993 or the date of state approval). See “Loans.”

Annual Contract Expenses

This table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Portfolio fees and expenses. If you purchased an optional benefit, you will pay additional charges, as shown below.

Records Maintenance Charge ($7.50 each quarter)(3)	$30.00
Base Contract Expenses(4) (as a percentage of average Separate Account Contract Value)	1.30%

Optional Benefit Expenses (as a percentage of the Contract Value)
Guaranteed Minimum Death Benefit Charge(5)	0.15%
Earnings Based Death Benefit Charge(6)	0.20%
Guaranteed Retirement Income Benefit(7)	0.40%

(3)

The records maintenance charge is reduced to $3.75 for Contracts with Contract Value between $25,000 and $50,000 on the date of assessment. There is no charge for Contracts with Contract Value of $50,000 or more. In certain circumstances we may reduce or waive the quarterly records maintenance charge. See “Records Maintenance Charge.”

(4)	Base Contract Expenses include a maximum Mortality and Expense Risk Charge of 1.0% and Administrative Expense Charge of 0.30%. For Flexible Payment Contracts, Base Contract Expenses total 1.0%.

(5)	Guaranteed Minimum Death Benefit Rider (“GMDB”) is no longer offered. The current charge for the GMDB rider is 0.15% of the Contract Value.

(6)	Earnings Based Death Benefit Rider is no long offered. The current charge for the EBDB rider is 0.20% of the Contract Value.

(7)

We no longer offer the Guaranteed Retirement Income Benefit rider. If you elected the Guaranteed Retirement Income Benefit rider and your rider remains in force, the charge is 0.40% and 0.30% of the Contract Value, respectively, for the seven and ten year waiting periods. See “THE ACCUMULATION PERIOD - 9. Optional Benefits - Guaranteed Retirement Income Benefit.”

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in Appendix A to this document.

	Minimum	—	Maximum
Annual Portfolio Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses).	0.10%	—	1.38%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$963	$1,635	$2,315	$4,343

(2)	a. If you annuitize your Contract at the end of the applicable time period under Annuity Option 1 for a period of less then 5 years:(5)

1 year	3 years	5 years	10 years
$419	$1,266	$2,128	$4,343

b. If you annuitize your Contract at the end of the applicable time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of 5 years or more(5):

1 year	3 years	5 years	10 years
$963	$1,635	$2,315	$4,343

(3)	If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$419	$1,266	$2,128	$4,343

(5)	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3, or 4, or under Annuity Option 1 for a period of five years or more. See “THE ANNUITY PERIOD - Annuity Options.”

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

This section is intended to summarize the principal risks of investing in the Contract. This Contract is not a short term investment. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the Prospectus and SAI.

The Contract described in this prospectus is no longer available for sale. However, we do continue to administer the Contracts and you may continue making Purchase Payments to your existing Contract.

Poor Investment Performance. You can lose money by investing in this Contract, including loss of principal. An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Subaccounts you choose. Each Sub-account invests in a corresponding Portfolio and you can make or lose money depending upon market conditions. The investment performance of the Subaccount(s) you select affects the value of your Contract and therefore, affects the amount of the annuity payments available at the time of annuitization. Investment performance of the Subaccount(s) also impacts the amount of any variable annuity payments.

Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the Contract are subject to the claims-paying ability of ZALICO. If ZALICO experiences financial distress, it may not be able to meet its obligations to you.

Risk of Loss. You can lose money by investing in this Contract, including your principal investment. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.

Unsuitable for Short-Term Investment. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Withdrawal Charges apply for up to six years after your last Purchase Payment. They will reduce the value of your Contract if you withdraw money during that time. If you need to make early, large or frequent withdrawals, they could substantially reduce or even terminate the benefits available under the Contract. There may be adverse tax consequences if you make early withdrawals under the Contract. The benefits of tax deferral means the Contract is better for investors with a long time horizon.

Fixed Account Interest Rate Risk. We guarantee that we will credit interest to amounts you allocate to the Fixed Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.

ZALICO, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Zurich American Life Insurance Company

Zurich American Life Insurance Company, the depositor of the Separate Account, is a stock life insurance company organized under the laws of the State of Illinois. Our offices are located at 1299 Zurich Way, Schaumburg, Illinois 60196. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York.

The Separate Account

We established the ZALICO Variable Annuity Separate Account on May 29, 1981 under Illinois law. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The SEC does not supervise the management, investment practices or policies of the Separate Account or ZALICO.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. We are obligated to pay all amounts promised to investors under the Contracts.

Forty-eight Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Portfolios

A description of each Portfolio available under the Contract, including each Portfolio’s name, investment objective, investment adviser and any sub-adviser, current expenses and performance is available under Appendix A: Portfolios Available Under the Contract. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. Read these prospectuses carefully before investing. You can obtain free copies of the Portfolio prospectuses by contacting us at (800) 457-9047 or by email at ProspectusRequest@zinnia.com.

The Portfolios provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases certain qualified retirement plans. Shares of the Portfolios are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Portfolios may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Portfolios. Currently, neither we nor the Portfolios foresee any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Portfolios must monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if we believe a Portfolio’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

Payments we Receive from the Portfolios

Administrative, Marketing, and Support Services Fees.

We and/or our affiliates may receive 12b-1 fees from certain Funds or Portfolios that charge a 12b-1 fee. The 12b-1 fees we and/or others receive are calculated as a percentage of the average daily net assets of the Funds or Portfolios owned by the Subaccounts available under this Contract and certain other variable insurance products that we issue.

We and/or our affiliates may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform related to the Separate Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the assets of the particular Portfolios attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from 0% to 25%. Some service providers pay us more than others.

Additional amounts we may receive:

We and/or our affiliates also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolios’ service providers with regard to other variable insurance products we issue. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Portfolios or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Funds or Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new Portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the Investment Company Act of 1940 (“1940 Act”); (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, are subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account is part of the Company’s General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim’s paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

Fixed Accumulation Options (For Contracts that were issued after the later of June 1, 1993 or the date of state approval). Fixed accumulations and benefits under the prior contracts are provided in two Fixed Accumulation Options of the General Account. Any portion of the purchase payment allocated to a Fixed Accumulation Option is credited with interest daily at a rate declared by us in our sole discretion, but not less than 4%. You may obtain information regarding current interest rates paid by the Fixed Account by calling (888) 477-9700.

THE CONTRACTS

A. GENERAL INFORMATION.

This Prospectus describes both Qualified Contracts and Non-Qualified Contracts. The minimum Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. The maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract. For a Non-Qualified Contract the minimum initial Purchase Payment was $2,500 and the minimum subsequent Purchase Payment is $500. An initial allocation of less than $100 may be made to the Fixed Account or to a Subaccount, or to the Fixed Account and one Subaccount. For a Non-Qualified Contract, no subsequent allocations of Purchase Payments may be made to any additional Subaccount until allocations total at least $100 to each Subaccount in which the Contract has an interest. For a Qualified Contract, if annualized contribution amounts to a new Subaccount from a payroll or salary reduction plan are at least $25 per month, allocations to another such Subaccount may be made.

You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities (“IRAs”) by authorizing us to draw on your account via check or electronic debit (“Pre-Authorized Checking [PAC] Agreement”). For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

•

The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100. The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

•	The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100.

We may amend the Contract in accordance with changes in the law, including tax laws, regulations or rulings, and for other purposes. We will notify you in writing of these amendments. The Contracts are no longer offered, although Purchase Payments are still permitted under these previously issued contracts.

You designate the Beneficiary. If the Annuitant or you dies, and no designated Beneficiary or contingent Beneficiary is alive at that time, we will pay the Annuitant’s or your estate.

Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

During the Accumulation Period, you may assign a Non-Qualified Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and may subject you to an additional 10% tax. (See “Federal Tax Matters.”)

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee’s debts or obligations.

B. THE ACCUMULATION PERIOD.

1. Application of Purchase Payments.

You select allocation of Purchase Payments to the Subaccount(s) or the Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to the Fixed Account begin earning interest one day after we receive them. With respect to initial Purchase Payments, the amount is credited only after we determine to issue the Contract. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as computed after we receive the Purchase Payment. You are limited to allocating Contract Value to a maximum of 18 allocation options over the life of a Contract, plus the Fixed Account. Subsequent Purchase Payments in the absence of instructions are allocated to each Subaccounts in the same proportions as the initial premium payment unless the Owner has requested a reallocation of funds since the initial premium, in which case, the subsequent Purchase Payment would be allocated to each Subaccount following the new fund proportions set by the Owner.

For Contracts that were issued after the later of June 1, 1993 or the date of state approval. For purposes of determining the value of an Annuity Unit and the amount of the first annuity payment, the assumed interest rate is 4%, which is also reflected in the annuity tables contained in the Contracts.

Some of the Portfolios reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under the Contract that is part of a purchase request delayed or refused by a Portfolio, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount other than the Records Maintenance Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge is assessed.

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed.

We may issue a Contract without a signed application if:

•	a dealer provides us with application information, electronically or in writing,

•	we receive the initial Purchase Payment, and

•	you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

2. Accumulation Unit Value.

Each Subaccount has Accumulation Unit values for each combination of asset-based charges. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(1 divided by 2) minus 3, where:

(1) is the net result of:

•	the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

(2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period; and

(3) is the factor representing asset-based charges (the mortality and expense risk and administration charges plus any applicable charges for optional death or income benefits.)

3. Contract Value.

On any Valuation Date, the Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your interest in the Fixed Account.

4. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer Contract Value among the Subaccounts and the Fixed Account subject to the following provisions:

•

The General Account Contract Value, minus 125% of Debt, may be transferred two times during the Contract Year to one or more Subaccounts in the thirty days following an anniversary of a Contract Year or the thirty days following the date of the confirmation statement provided for the period through the anniversary date, if later; and

•	You are limited to allocating Contract Value to a maximum of 18 allocation options over the life of a Contract, plus the Fixed Account.

For Contracts that were issued after the later of June 1, 1993 or the date of state approval. During the Accumulation Period, you may transfer the General Account II Contract value minus 125% of Debt twice during the Contract Year to one or more Subaccounts or to General Account I in the thirty day period following the anniversary of a Contract year or the thirty day period following the date of the confirmation statement provided for the period through the anniversary date, if later.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party’s instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the investment options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions which specify in detail the requested changes. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. The minimum partial transfer amount is $100. No partial transfer may be made if the value of your remaining Contract interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $100 after transfer. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. The transfer privilege may be suspended, modified or terminated at any time. We disclaim all liability for following instructions which are given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Limitations on Transfers. The following transfers must be requested through standard United States mail:

•	transfers in excess of $250,000 per Contract, per day, and

•

transfers into and out of the VY® JPMorgan Emerging Markets Equity Portfolio, the Janus Henderson Global Research Portfolio, the Franklin Mutual Global Discovery VIP Fund, the Invesco V.I. Global Fund, the DWS CROCI® International VIP, the DWS Global Equity VIP, and the Templeton Developing Markets VIP Fund subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios. We reserve the right to further amend the transfer procedures in the interest of protecting Contract Owners.

Some of the Portfolios reserve the right to delay or refuse transfer requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under the Contract that is part of a purchase request delayed or refused by a Portfolio, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

5. Market Timing.

The Contract is not designed for organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, transfers into and out of a Subaccount over a short period of time, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Contract if you intend to engage in such market timing strategies. Market timing strategies may be disruptive to the management of the underlying Portfolios in which the Subaccounts invest and therefore, may be detrimental to Contract Owners by increasing costs, reducing performance, and diluting the value of interests in the underlying Portfolio.

We maintain policies and procedures in an effort to control disruptive market timing activity. We do not exempt any persons or class of persons from these policies. We require that transfers in excess of $250,000 per Contract, per day, and transfers into or out of specified Subaccounts in excess of $50,000 per Contract, per day, as described in the Transfers During the Accumulation Period section, above, must be requested through standard United States mail. In addition, we monitor trading activity in order to identify market timing strategies. If we identify suspicious transfer activity, we advise the Contract Owner in writing that we are monitoring their transfer activity and will impose restrictions if we identify a pattern of disruptive transfer activity. If a pattern of disruptive transfer activity is identified as a result of the continued monitoring, we will notify the Contract Owner in writing that all future transfers must be requested through standard United States mail.

If we identify market timing strategies that we believe to be detrimental to Contract Owners that are not addressed by the above procedures, we will take one or more of the following actions against Contract Owners that have been identified as engaging in disruptive transfer activity and we may establish these limitations for all Contract Owners:

•	Termination of transfer privileges;

•	Universal termination of telephone or electronic transfer privileges (for all Contract Owners);

•	Requiring a minimum time between transfers;

•	Limiting the total number of transfers;

•	Limiting the dollar amount that may be transferred at one time;

•	Refusing any transfer request; and

•

Not accepting transfer requests of someone acting on behalf of more than one Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests).

We review our policies and procedures from time to time and will change them or explore other actions if we discover that existing procedures fail to adequately curtail market timing activities. The actions we take will be based on our policies and procedures then in effect and will be applied uniformly among Contract Owners.

Although we will monitor transfer activity and as appropriate impose restrictions as described above, there is no assurance that we will be able to identify and curtail all potentially disruptive market timing activity. As a result, to the extent that we do not detect disruptive market timing or the restriction we impose fails to curtail it, it is possible that a market timer may be able to make additional disruptive market timing transactions with the result that the management of the underlying Portfolios in which the Subaccounts invest may be disrupted and Contract Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolio.

We are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect of that Portfolio. Under rules adopted by the Securities and Exchange Commission, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.

6. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value minus Debt, charges and previous withdrawals. Withdrawals may be subject to income tax and an additional 10% tax if withdrawn before you reach age 59 1/2. (See “Federal Tax Matters.”) A withdrawal of all Contract Value is called a surrender. Your ability to surrender or take a withdrawal may be limited by the terms of a qualified plan. (See “Federal Income Taxes.”)

You may withdraw up to 10% of the Contract Value minus Debt in any Contract Year without charge. If you withdraw more than 10% of the Contract Value in any Contract Year, the amount withdrawn in excess of 10% is subject to a Withdrawal Charge. (See “Withdrawal Charge.”)

For Contracts in more than one investment option, your partial withdrawal request must specify what portion of your interest is to be redeemed. If you do not specify, we will redeem Accumulation Units from all investment options in which you have an interest on a pro-rata basis. The Accumulation Units attributable to the earliest Contribution Years are redeemed first.

You may request a partial withdrawal subject to the following:

•	The amount requested must be at least $500 in each investment option or the Fixed Account from which withdrawal is requested.

•	You must leave at least $500 in each investment option from which the withdrawal is requested or withdraw the total value.

For Contracts that were issued after the later of June 1, 1993 or the date of state approval. You may request a partial withdrawal subject to the following conditions:

•	The amount requested must be at least $500 or your entire interest in the Subaccount, General Account I or General Account II from which withdrawal is requested.

•	Your Contract interest in the Subaccount, General Account I or General Account II from which the withdrawal is requested must be at least $500 after the withdrawal is completed.

Election to withdraw shall be made in writing to us at our administrative office: Insurance Services, P.O. Box 758557, Topeka, KS 66675-8557. and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open for trading. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values next calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts will be paid within seven days after the date we receive a written request at our administrative office provided, however, that we may suspend withdrawals or delay payment more than seven days:

•	for any period (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (b) during which trading on the New York Stock Exchange is restricted;

•

for any period during which an emergency exists as a result of which (a) disposal by us of securities we own is not reasonably practicable or (b) it is not reasonably practicable for us fairly to determine the value of our net assets; or

•	as the SEC by order may permit.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See “Federal Tax Matters.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

7. Death Benefit.

If the Annuitant dies during the Accumulation Period, prior to attaining age 75, we will pay to the designated Beneficiary the Contract Value less Debt as computed at the end of the Valuation Period next following our receipt of proof of death and the return of the Contract, or the total amount of Purchase Payments less Debt, whichever is greater. If a Contract has been subject to any partial withdrawal, the death benefit will be the greater of

•	the Contract Value less Debt, or

•	the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all previous partial withdrawals.

If death occurs at age 75 or later, the death benefit is the Contract Value minus Debt.

You or the Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below.

For Non-Qualified Contracts issued after January 19, 1985, if you are not the Annuitant and you die before the Annuitant, the death benefit will be paid to the designated Beneficiary. The available Annuity Options are limited by the Code, as described under “Annuity Options.” The death benefit is determined as stated above, except that your age at death is used in determining the amount payable. If the Beneficiary is your surviving spouse (under Federal law), the surviving spouse may elect to be treated as the successor Owner of the Contract and is not required to begin death benefit distribution. The issue age of the deceased Owner applies in computing the death benefit, payable at the death of a spouse who has elected to be treated as the successor Owner.

For Contracts issued after March 1, 1997 and before May 1, 2000 as Individual Retirement Annuities, Simplified Employee Pensions or Non-Qualified Contracts, the death benefit will be determined as follows. If death occurs prior to the deceased’s attainment of age 90, the death benefit will be the greater of:

•	the total amount of Purchase Payments minus Debt minus the aggregate amount of all previous partial withdrawals,

•	the Contract Value minus Debt, or

•

the greatest Anniversary Value immediately preceding the date of death, minus Debt. The greatest Anniversary Value is equal to the highest Anniversary Value determined from the following. An Anniversary Value is calculated for each Contract anniversary before the deceased’s 81st birthday. The Anniversary Value for a particular Contract anniversary is the Contract Value on that anniversary, plus the dollar amount of any Purchase Payments made since that anniversary minus any withdrawals since that anniversary. If death occurs on or after the deceased’s 90th birthday, the death benefit will be the Contract Value minus Debt and minus previous withdrawals.

8. Loans.

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Internal Revenue Code (“Code”) or with a qualified plan under Code Section 401, may request a loan (if permitted by the Qualified Plan) any time during the Accumulation Period. The Owner could request loan, for example, in order to access contract value without having to pay tax on the amount. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you. Failure to meet the requirements for loans may result in adverse income tax consequences to you. Similarly, failure to make a loan repayment when due may result in adverse tax income tax consequences to you.

Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate is 5.50%. If your Contract is subject to ERISA, the interest rate is based on Moody’s Corporate Bond Yield Average-Monthly Average Corporates (rounded to the nearest 0.25%). While a loan is outstanding, the value securing the loan will earn interest at the daily equivalent of the annual loan interest rate reduced by not more than 2.5%.

For Contracts that were issued after the later of June 1, 1993 or the date of state approval. For non- ERISA loans under Section 403(b), the loan interest rate is 6%. While the loan is outstanding, the portion of the General Account Contract Value that equals the debt will earn interest at a rate 2% less than loan rate.

When a loan is taken out, the loan amount is deducted pro-rata from the Owner’s Subaccounts. When repaid, the Owner elects the Subaccounts in which to invest the repaid amount. In the absence of instruction, the Owner’s account is credited pro-rata to the Owner’s Subaccounts.

If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding.

9. Optional Benefits.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the optional and standard benefits under the Contract that are described throughout this prospectus. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the information immediately below for additional information.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Death Benefit	To provide your Beneficiary with a payment upon death.	Standard	None	• Withdrawals could significantly reduce the benefit amount.
Guaranteed Minimum Death Benefit Rider (“GMDB”)	To provide a death benefit to the designated Beneficiary upon death of the Owner, or joint Owner, during the Accumulation Period.	Optional	0.15% (as a percentage of Separate Account Contract Value)

•  Benefit is no longer available.

•  Withdrawals taken under the Contract may reduce the benefit amount.

•  Must be elected at the time of initial Contract application. Rider may not be elected after the Contract is issued.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Earnings Based Death Benefit Rider (“EBDB”)	Provides a Guaranteed Minimum Death Benefit with an earnings component.	Optional	20% (as a percentage of Separate Account Contract Value)	• Benefit is no longer available. • Withdrawals taken under the Contract may reduce the benefit amount. • Must be elected with GMDB Rider at time of initial Contract application.
Guaranteed Retirement Income Benefit (“GRIB”)	To provide a minimum fixed annuity guaranteed lifetime income to the Annuitant.	Optional	40% (as a percentage of Separate Account Contract Value)

•  Benefit is no longer available.

•  Rider may be exercised only within 30 days after a Contract anniversary after your 7 or 10 year waiting period, or after any subsequent Contract anniversary date.

•  Withdrawals taken under the Contract may reduce the benefit amount.

Dollar Cost Averaging (“DCA”)	A predesignated portion of Subaccount or Fixed Account value is automatically transferred monthly, quarterly, semi-annually or annually for a specified duration to other Subaccounts and the Fixed Account.	Optional	None

•  Only available during the Accumulation Period.

•  Transfers may occur monthly, quarterly, semi-annually or annually.

•  DCA transfers are prohibited on the 29th, 30th, or 31st days of the month.

•  Minimum transfer amount is $100.

•  Automatic transfers to the General Account are subject to restrictions.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Systematic Withdrawal Plan (“SWP”)	Allows for pre-authorize periodic withdrawals from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semiannual or annual basis.	Optional	None

•  Only available during the Accumulation Period.

•  Withdrawals may occur monthly, quarterly, semi-annually or annually.

•  Minimum withdrawal amount is $100.

•  If the SWP exceeds the free withdrawal amount, a Withdrawal Charges will apply.

•  May be subject to an additional 10% tax on early withdrawals and to income taxes and withholding.

Asset Allocation Service	Asset allocation service that allocates your investments among different asset categories.	Optional	None	• Benefit is no longer available. Company ceased offering the optional benefit effective March 31, 2008.
Loans	Allows you to take a loan under the Contract against your Contract Value	Optional	6% interest rate (as an annualized percentage of outstanding loan amounts)

•  Only permitted under certain tax qualified Contracts

•  Subject to maximum and minimum loan amounts

•  Must generally be repaid within five years through substantially equal quarterly payments

•  Outstanding loans reduce the death benefit and Withdrawal Value, as well as the value of any optional benefit that you have elected

Guaranteed Minimum Death Benefit Rider.

The Guaranteed Minimum Death Benefit Rider (“GMDB”) is an optional Contract rider. You must have elected the GMDB rider on the initial Contact application; you cannot elect the GMDB after the date we issued the Contract. As the Contact is no longer offered, the GMDB rider is no longer available for election. We reserve the right to offer the GMDB rider to outstanding Contract. GMDB coverage may not be terminated. The current charge for the GMDB rider is 0.15% of the Contract Value.

If you elected the GMDB rider, a death benefit will be paid to the designated Beneficiary upon the death of the Owner, or a joint Owner, during the Accumulation Period. If the Owner is not a natural person, we will pay the death benefit upon the death of any Annuitant. We will pay the death benefit to the Beneficiary when we receive due proof of death. We will then have no further obligation under the Contract.

We compute the death benefit at the end of the Valuation Period following our receipt of due proof of death and the return of this Contract. The proof may be a certified death certificate, the written statement of a physician or any other written proof satisfactory to us. The amount of the death benefit will be equal to the greater of items (1), (2) or (3) listed below, less Debt:

(1) the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

(2) the total amount of Purchase Payments less withdrawals accumulated at 5.00% per year to the earlier of your 85th birthday or date of death, increased by Purchase Payments made from your 85th birthday to the date of death and decreased by any adjustments for withdrawals from your 85th birthday to the date of death; or

(3) the greatest anniversary value immediately preceding the earlier of your 86th birthday or date of death, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.

An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract Year. The Dollar for Dollar Base is total premiums less withdrawals assessed a withdrawal charge and less any Withdrawal Charges. A proportionate reduction is applicable when the withdrawal and any Withdrawal Charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3), reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:

(a) is the withdrawal plus any Withdrawal Charges reduced by any dollar for dollar reduction, and

(b) is the Contract Value reduced by any dollar for dollar reduction.

Distribution of the death benefit must satisfy the applicable after-death distribution rules under the Internal Revenue Code. These rules differ depending on whether the Contract is a qualified Contract or a non-qualified Contract. The after-death distribution rules that apply to qualified Contracts have recently changed and are described in more detail in “Federal Tax Matters, Qualified Plans, and Required Minimum Distributions Upon Your Death.” Instead of a lump sum payment, the beneficiary may, by written request, elect to: (1) defer distribution of the death benefit for a period no more than five years from the date of death (10 years in the case of certain beneficiaries of a qualified Contract); or (2) Certain eligible beneficiaries may receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary’s life expectancy, with annuity benefit payments beginning one year from the date of death. However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly in a manner that is consistent with the applicable tax rules. A designated Beneficiary of a non-qualified annuity may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary’s life expectancy, or Annuity Option 2 or Annuity Option 3 with the guarantee period based upon the life expectancy of the Beneficiary as prescribed by federal regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death. It may start later if permitted by federal regulations.

If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death.

If this Contract was issued as a Non-Qualified Plan Contract, an IRA or Roth IRA and your spouse (under Federal law) is the only primary Beneficiary when you die, your surviving spouse may elect to continue the Contract.

Example 1

Assume the Owner makes a single Purchase Payment of $100,000 into the Contract, makes no additional Purchase Payments and takes no withdrawals. Upon Due Proof, which is assumed to be in the 11th Contract Year, the “Contract Value” is equal to $150,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $175,000 and the “greatest anniversary value” is equal to $165,500. The death benefit in the 11th Contract Year is the greatest of the “Contract Value”, the “Purchase Payments less withdrawals accumulated at 5%” and the “greatest anniversary value”, which is $175,000 in this example.

Example 2 – Impact of Withdrawals

Assume there were no prior withdrawals in the 11th Contract Year, the “Contract Value” is equal to $105,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $125,000 and the “greatest anniversary value” is equal to $130,000. Additionally, the Dollar for Dollar Base is equal to $100,000, meaning the dollar for dollar limit is $5,000.

•

The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract Year. The Dollar for Dollar Base is total premiums less withdrawals assessed a Withdrawal Charge and less any Withdrawal Charges.

Therefore, prior to any withdrawals in the 11th Contract Year, the death benefit is the greatest of the “Contract Value”, “Purchase Payments less withdrawals accumulated at 5%” and the “greatest anniversary value”, which is $130,000.

While still in the 11th Contract Year, assume the Owner takes a $5,000 withdrawal. After the withdrawal, the “Contract Value” is equal to $100,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $120,000 and the “greatest anniversary value” is equal to $125,000. Therefore, after the $5,000 withdrawal, the death benefit in the 11th Contract Year is $125,000.

Assume the Owner takes an additional withdrawal of $10,000 while still in the 11th Contract Year. After the $10,000 withdrawal, the “Contract Value” is equal to $90,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $108,000 and the “greatest anniversary value” is equal to $112,500. Therefore, after the $10,000 withdrawal, the death benefit in the 11th Contract Year is $112,500.

•

Since the 5% dollar for dollar limit was already taken in the current Contract Year, this withdrawal will proportionally reduce the benefits. Since the withdrawal was 10% of the Contract Value, the “Purchase Payments less withdrawals accumulated at 5%” was reduced by 10% (120,000*.10 = 12,000). Therefore, after the proportionate reduction the value equals 108,000. The “greatest anniversary value” was reduced by 10% (125,000*.10 = 12,500). Therefore, after the proportionate reduction the value equals $112,500.

Earnings Based Death Benefit Rider.

The Earnings Based Death Benefit rider (“EBDB”) is an optional Contract rider. The EBDB rider could only be elected if the oldest Owner was 70 years old or younger at the time the Contract was issued. If you elect the EBDB rider, you must also elect the Guaranteed Minimum Death Benefit Rider (See “Guaranteed Minimum Death Benefit Rider.” above). You must have elected the EBDB rider on the initial Contact application; you cannot elect the EBDB after the date we issued the Contract. As the Contact is no longer offered, the EBDB rider is no longer available for election. We reserve the right to offer the EBDB rider to outstanding Contracts. EBDB coverage may not be terminated. The current charge for the EBDB rider is 0.20% of the Contract Value.

If the rider has been elected, the death benefit will be as follows:

•	the Guaranteed Minimum Death Benefit (See “Guaranteed Minimum Death Benefit Rider” above); plus

•	the EBDB factor times the lesser of:

a.	remaining principal, or

b.	Contract Value minus remaining principal, but not less than zero.

The EBDB factor is 0.40 if death occurs prior to the 10th Contract anniversary, 0.50 if death occurs between the 10th and 15th Contract anniversaries and 0.70 if death occurs on or after the 15th Contract anniversary.

Remaining principal equals total Purchase Payments less the total principal withdrawn. The amount of total principal withdrawn is calculated by totaling the amount of principal withdrawn with each withdrawal. For any withdrawal, the amount of principal withdrawn is the amount by which the withdrawal exceeds the earnings in the Contract at the time of the withdrawal. Earnings, at any given time, is the amount by which the Contract Value exceeds the excess of total Purchase Payments over total withdrawals. Purchase Payments which we receive less than one year prior to death (other than the initial Purchase Payment) are not used in calculating the amount of remaining principal. For purposes of determining EBDB, earnings will not be less than zero.

The EBDB is calculated prior to the application of the Guaranteed Minimum Death Benefit.

Example 1

Assume the Owner makes a single Purchase Payment of $100,000 into the Contract, makes no additional Purchase Payments and takes no withdrawals. Upon Due Proof, which is assumed to be in the 11th Contract Year, the “Remaining Principal” is equal to $100,000, the “Contract Value” is equal to $150,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $175,000 and the “greatest anniversary value” is equal to $165,500.

The value of the Earnings Based Death Benefit will be $175,000 plus the lesser of (1) the EDBD factor, .5 in this scenario, times the “Remaining Principal” and (2) the EDBD factor times the “Contract Value” minus “Remaining Principal”:

(1) $100,000 (“Remaining Principal”) x .5 (EDBD factor) = $50,000

(2) ($150,000 - $100,000) (“Contract Value” minus “Remaining Principal”) x .5 (EDBD factor) = $25,000

Therefore, if the Owner dies during the 11th Contract Year, then the death benefit is $175,000 + $25,000 = $200,000.

•	Please note: $175,000 is the greatest of the “greatest anniversary value”, “Contract Value” and the “Purchase Payments less withdrawals accumulated at 5%”.

Example 2 – Impact of Withdrawals

Assume an initial single Purchase Payment of $100,000 into the Contract and there were no prior withdrawals in the current Contract Year, which is the 11th Contract Year. The “Remaining Principal” is equal to $95,000, the “Contract Value” is equal to $105,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $130,000 and the “greatest anniversary value” is equal to $135,000. Additionally, the Dollar for Dollar Base is equal to $100,000, meaning the dollar for dollar limit is $5,000.

•

The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract Year. The Dollar for Dollar Base is total premiums less withdrawals assessed a Withdrawal Charge and less any Withdrawal Charges.

Prior to any withdrawals in the 11th Contract Year, the value of the Earnings Based Death Benefit will be $135,000 plus the lesser of (1) the EDBD factor, .5 in this scenario, times the “Remaining Principal” and (2) the EDBD factor times the “Contract Value” minus “Remaining Principal”:

(1) $95,000 (“Remaining Principal”) x .5 (EDBD factor) = $47,500

(2) ($105,000 - $95,000) (“Contract Value” minus “Remaining Principal”) x .5 (EDBD factor) = $5,000

Therefore, if the Owner dies during the 11th Contract Year prior to any withdrawals, then the death benefit is $135,000 + $5,000 = $140,000.

•	Please note: $135,000 is the greatest of the “greatest anniversary value”, “Contract Value” and the “Purchase Payments less withdrawals accumulated at 5%”.

Assume the Owner takes a $10,000 withdrawal while still in the 11th Contract Year. After the withdrawal, the “Remaining Principal” is equal to $85,000, the “Contract Value” is equal to $95,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $118,750 and the “greatest anniversary value” is equal to $123,500.

•	The value of the “Purchase Payments less withdrawals accumulated at 5%” after the dollar for dollar reduction is $130,000 - $5,000 = $125,000. A proportionate reduction is applied for the remaining $5,000. Since the withdrawal was 5% of the Contract Value after the dollar for dollar reduction, the benefit was further reduced by 5% (125,000*.05 = 6,250). Therefore, after the proportionate reduction the value equals $118,750.

•

The value of the “greatest anniversary value” after the dollar for dollar reduction is $135,000 - $5,000 = $130,000. A proportionate reduction is applied for the remaining $5,000. Since the withdrawal was 5% of the Contract Value after the dollar for dollar reduction, the benefit was further reduced by 5% (130,000*.05 = 6,500). Therefore, after the proportionate reduction the value equals $123,500.

After the $10,000 withdrawal, the value of the Earnings Based Death Benefit will be $123,500 plus the lesser of (1) and (2) below:

(1) $85,000 (“Remaining Principal”) x .5 (EDBD factor) = $42,500

(2) ($95,000 - $85,000) (“Contract Value” minus “Remaining Principal”) x .5 (EDBD factor) = $5,000

Therefore, if the Owner dies during the 11th Contract Year after the $10,000 withdrawal, then the death benefit is $123,500 + $5,000 = $128,500.

Guaranteed Retirement Income Benefit.

The Guaranteed Retirement Income Benefit (“GRIB”) was an optional Contract benefit available under Contracts issued on or after May 1, 2001 and before February 19, 2002. GRIB is not offered on Contracts issued on or after February 19, 2002. We reserve the right to begin offering GRIB at any time.

GRIB provides a guaranteed amount of annuity payments for the lifetime of the Annuitant or for a period certain upon annuitization as described below.

If you elected the GRIB rider, the charge is 0.40% and 0.30% of the Contract Value, respectively, for the seven and ten year waiting periods. The new GRIB benefit and waiting period will begin on the day you elect to replace the existing GRIB rider. You may cancel the GRIB rider at any time by written notice to us. Once cancelled, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under GRIB.

GRIB may be exercised only within thirty days after a Contract anniversary after the end of your seven or ten year waiting period or after any subsequent Contract anniversary date. The waiting period may not extend beyond the Annuity Date.

Example 1

Assume the Owner makes a single Purchase Payment of $100,000 into the Contract, makes no additional Purchase Payments, takes no withdrawals and it is the 11th Contract Year. The “Contract Value” is equal to $150,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $175,000 and the “greatest anniversary value” is equal to $165,500. Therefore, the GRIB base is $175,000 because the GRIB base is equal to the maximum of the “Contract Value”, “Purchase Payments less withdrawals accumulated at 5%” and the “greatest anniversary value”. If the Owner is a 70-year-old male annuitizing for a 10-year period certain, then the initial annuity payment will be the maximum of (1) the GRIB base applied to the guaranteed annuity factor and (2) the “Contract Value” applied to the current annuity factor (annuity factors in this example are hypothetical):

(1) The income provided by applying the GRIB base to the guaranteed annuity factor = $983.50

(2) The income provided by applying the “Contract Value” to the current annuity factors = $837.00

Therefore, the initial annuity payment will be $983.50 per month if the Owner annuitized during the 11th Contract Year in this scenario.

Example 2 – Impact of Withdrawals

Assume there were no prior withdrawals in the current Contract Year, which is the 11th Contract Year. The “Contract Value” is equal to $105,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $130,000 and the “greatest anniversary value” is equal to $135,000. Therefore, the GRIB base is $135,000 because the GRIB base is equal to the maximum of the “Contract Value”, “Purchase Payments less withdrawals accumulated at 5%” and the “greatest anniversary value”. Additionally, the Dollar for Dollar Base is equal to $100,000, meaning the dollar for dollar limit is $5,000.

•

The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract Year. The Dollar for Dollar Base is total premiums less withdrawals assessed a Withdrawal Charge and less any Withdrawal Charges.

If the owner is a 68-year-old female annuitizing for a 20-year period certain, then the initial annuity payment will be the maximum of (1) the GRIB base applied to the guaranteed annuity factor and (2) the “Contract Value” applied to the current annuity factor (annuity factors in this example are hypothetical):

(1) The income provided by applying the GRIB base to the guaranteed annuity factor = $598.05

(2) The income provided by applying the “Contract Value” to the current annuity factors = $458.85

Therefore, prior to any withdrawals in the 11th Contract Year, the initial annuity payment will be $598.05 per month if the Owner annuitized in this scenario.

Assume the Owner takes a $10,000 withdrawal while still in the 11th Contract Year. After the withdrawal, the “Contract Value” is equal to $95,000, the “Purchase Payments less withdrawals accumulated at 5%” is equal to $118,750 and the “greatest anniversary value” is equal to $123,500. Therefore, the GRIB base is $123,500 after the $10,000 withdrawal.

•

The value of the “Purchase Payments less withdrawals accumulated at 5%” after the dollar for dollar reduction is $130,000 - $5,000 = $125,000. A proportionate reduction is applied for the remaining $5,000. Since the withdrawal was 5% of the Contract Value after the dollar for dollar reduction, the benefit was further reduced by 5% (125,000*.05 = 6,250). Therefore, after the proportionate reduction the value equals $118,750.

•

The value of the “greatest anniversary value” after the dollar for dollar reduction is $135,000 - $5,000 = $130,000. A proportionate reduction is applied for the remaining $5,000. Since the withdrawal was 5% of the Contract Value after the dollar for dollar reduction, the benefit was further reduced by 5% (130,000*.05 = 6,500). Therefore, after the proportionate reduction the value equals $123,500.

Assuming the same scenario as above, a 68-year-old female annuitizing for a 20-year period certain, then the initial annuity payment will be the maximum of (1) and (2) below (annuity factors in this example are hypothetical):

(1) The income provided by applying the GRIB base to the guaranteed annuity factor = $547.11

(2) The income provided by applying the “Contract Value” to the current annuity factors = $415.15

Therefore, after the $10,000 withdrawal in the 11th Contract Year, the initial annuity payment will be $547.11 per month if the Owner annuitized in this scenario.

Annuity Payments with GRIB

Annuity payments are based on the greater of:

(1) the income provided by applying the GRIB base to the guaranteed annuity factors, or

(2) the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greater of (1), (2) or (3) listed below, less Debt:

(1) the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

(2) the total amount of Purchase Payments less adjustments for withdrawals accumulated at 5.00% per year to the earlier of the original Annuitant’s 85th birthday or the GRIB exercise date, increased by Purchase Payments made from the 85th birthday to the GRIB exercise date and decreased by any adjustments for withdrawals from the 85th birthday to the GRIB exercise date; or

(3) the greatest anniversary value immediately preceding the earlier of the original Annuitant’s 86th birthday or the GRIB exercise date, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.

For joint annuitants, the age of the older of the original two Annuitants will be used for purposes of (2) and (3) above.

An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract Year. The Dollar for Dollar Base is total premiums less withdrawals assessed a Withdrawal Charge and less any Withdrawal Charges. A proportionate reduction is applicable when the withdrawal and any Withdrawal Charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3) above, reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:

(a) is the withdrawal plus any Withdrawal Charges reduced by any dollar for dollar reduction, and

(b) is the Contract Value, adjusted by any Market Value Adjustment, reduced by any dollar for dollar reduction.

The guaranteed annuity factors are based on the “1983 Table a” individual Annuity mortality table developed by the Society of Actuaries, projected using Projection Scale G, with interest at 2.5%. However, for GRIB elections, interest at 3.00% is assumed for all years. Contracts issued in the state of Montana or in connection with certain employer sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Since GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, using the joint ages of the Annuitants.

If you elect GRIB payable for the life of a single Annuitant, we will guarantee payment for a period certain of 5, 10, 15, or 20 years. If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years.

When the Annuitant dies, (or in the case of joint annuitants, when both, have died) we will automatically continue any unpaid installments for the remainder of the elected period certain. However, if the Beneficiary so elects, we will pay a commuted value of the remaining payments. In determining the commuted value, the present value of the remaining payments in the period certain will be calculated based on the applicable interest rate plus an interest rate adjustment factor. The interest rate adjustment factor is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10 or more but less than 15 years	1.50%
less than 10 years	2.00%

The interest rate adjustment factor is a part of the formula we use to determine the present value of the remaining annuity payments under a period certain variable annuity option if you elect to commute such payments under GRIB. 2% is the highest percentage adjustment. The actual rate will depend on the number of years remaining in the period certain.

The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following our receipt of due proof of death.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

Commutable Annuity Payments

•	If you exercise the GRIB option, you may elect partial lump sum payments during the Annuity Period.

•

Lump sum payments are available only during the period certain applicable under the payout option you elected; for example, lump sum payments can be elected only during the 5, 10, 15, 20 or 25 year certain period that applies to the payout.

•	Lump sum payments are available once in each Contract Year and may not be elected until one year after you elect to exercise GRIB.

•

You may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the payee will begin receiving the original annuitization payment amount again.

•

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate of 3% plus an interest rate adjustment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10 or more but less than 15 years	1.50%
Less than 10 years	2.00%

The interest rate adjustment factor is a part of the formula we use to determine the present value of the remaining annuity payments under a period certain variable annuity option if you elect to commute such payments under GRIB. 2% is the highest percentage adjustment. The actual rate will depend on the number of years remaining in the period certain.

The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following our receipt of your request for commutation.

Dollar Cost Averaging

Under our Dollar Cost Averaging program, a predesignated portion of any Subaccount or the Fixed Account is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts and the Fixed Account.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount or Fixed Account. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount or Fixed Account from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

•	we receive your written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the General Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the General Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

Systematic Withdrawal Plan

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the additional 10% tax on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

Discontinued Asset Allocation Service

Effective March 31, 2008, the discretionary asset allocation service under the Managed Investment Advisory Account (“MIAA”) program provided by PMG Asset Management, Inc. (“PMG”), a registered investment adviser with the SEC, has been discontinued. After March 31, 2008, the asset allocation models available in the MIAA program are no longer updated and no additional MIAA program fees are deducted from any variable annuity contracts.

CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	withdrawal charge,

•	premium tax, and

•	optional death benefit charges,

We may receive compensation from the investment advisers of the Portfolios for services related to the Portfolios. (See “The Portfolios.”)

Subject to certain expense limitations, investment management fees and other Portfolio expenses are indirectly borne by you.

We assess each Subaccount a daily asset charge for administration and mortality and expense risks at a rate of 1.30% per annum. Flexible Payment Contracts (no longer offered) have a daily asset charge of 1.0%. We may decrease these charges without notice, but will not exceed these amounts.

A. ASSET-BASED CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.00% of the Contract Value per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

Our mortality risk arises from two obligations. The first obligation we assume is to pay a guaranteed death benefit that may be greater than the Contract Value minus Debt. The second obligation we assume is to continue making annuity payments to each Annuitant for the entire life of the Annuitant under Annuity Options involving life contingencies. This assures each Annuitant that neither the Annuitant’s own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments received under a Contract and relieves the Annuitant from the risk of outliving the amounts accumulated for retirement.

We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs and costs of other services may exceed the Records Maintenance Charge or the amount recovered from the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of 0.30% of the Contract Value per annum. The daily administration charge reimburses us for the expenses incurred for administering the Contracts, which include, among other things, responding to Owner inquiries, processing changes in Purchase Payment allocations and providing reports to Owners.

3. Guaranteed Minimum Death Benefit Rider Charge.

The annual charge for the Guaranteed Minimum Death Benefit rider is 0.15% of the Contract Value, and the charge will be deducted daily. For Purchase Payments allocated to the Fixed Account, the applicable credited rates will be reduced to reflect the relevant charge.

4. Earnings Based Death Benefit Rider Charge.

The annual charge for the Earnings Based Death Benefit rider is 0.20% of the Contract Value, and the charge will be deducted daily. For Purchase Payments allocated to the Fixed Account, the applicable credited rates will be reduced to reflect the relevant charge.

B. RECORDS MAINTENANCE CHARGE.

We assess a quarterly Records Maintenance Charge during the Accumulation Period against each Contract participating in one or more of the Subaccounts during the calendar quarter whether or not any Purchase Payments have been made during the year. The annual Records Maintenance Charge is:

•	$30 deducted quarterly ($7.50), for Contracts with Contract Value under $25,000 on the date of assessment.

•	$15 deducted quarterly ($3.75) for Contracts with Contract Value between $25,000 and $50,000 on the date of assessment.

•	No Records Maintenance Charge for Contracts with Contract Value of $50,000 or more on the date of assessment.

For Contracts that were issued after the later of June 1, 1993 or the date of state approval. We will assess an annual Records Maintenance Charge of $25 during the Accumulation Period against each Contract which has participated in one or more of the Subaccounts during the calendar year whether or not any purchase payments have been made during the year. The imposition of the Records Maintenance Charge will be made on December 31st of each year.

The record maintenance charge is not assessed during the Annuity Period.

The Records Maintenance Charge reimburses us for expenses incurred in establishing and maintaining the records relating to a Contract’s participation in the Separate Account. The Records Maintenance Charge is assessed at the end of each calendar quarter and constitutes a reduction in the net assets of each Subaccount.

At any time the Records Maintenance Charge is assessed, the applicable charge is assessed ratably against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge is redeemed from such Subaccount, or from the General Account Contract Value if necessary to meet the assessment.

C. WITHDRAWAL CHARGE.

We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other distribution, promotion and acquisition expenses.

Each Contract Year, you may withdraw, without Withdrawal Charge, 10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments and interest attributed to the Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first six Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	6%
Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge and the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”) The aggregate Withdrawal Charges assessed will never exceed 7.25% of the aggregate Purchase Payments.

Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their sixth Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. (See “The Annuity Period—Annuity Options” for a discussion of the Annuity Options available.)

We may reduce or eliminate the Withdrawal Charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. For Qualified Contracts, Withdrawal Charges will be waived if a Contract is surrendered in the sixth Contract Year or later when the Annuitant is at least 59 1⁄2 years old at the time of such surrender. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of ZALICO and Deutsche DWS Variable Series II, Deutsche DWS Variable Series II investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

D. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

Each Portfolio’s net asset value reflects the deductions of investment management fees and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the attached prospectuses for the Portfolios and the Funds’ statements of additional information.

Redemption Fee. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

E. STATE PREMIUM TAXES.

Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization if not previously assessed. (See “Appendix—State Premium Tax Chart” in the Statement of Additional Information.)

F. REDUCTION OR ELIMINATION OF CERTAIN CHARGES.

Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

In certain circumstances, the risk of adverse mortality and expense experience for Contracts purchased in certain group or sponsored arrangements may be reduced. Then, the daily asset charge for mortality and expense costs may likewise be reduced. The daily administration charge and the Records Maintenance Charge may also be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable Withdrawal Charges may be reduced or eliminated.

In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

•	the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

•	the total amount of Purchase Payments to be received and the method in which they will be remitted;

•	any prior or existing relationship with us;

•	the level of commission paid to selling broker-dealers;

•	the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

•	the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Your choice of Annuity Options may be limited depending on your use of the Contract. Annuity payments will begin on the Annuity Date under the Annuity Option you select.

1. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

2. Annuity Options.

You may elect one of the Annuity Options. Certain Annuity Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a Qualified Contract that is subject to limitations under the required minimum distribution rules of Code Section 401(a)(9). In addition, once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with the required minimum distribution rules if your Contract is a Qualified Contract. For a discussion of the after-death distribution requirements for Qualified Contracts, see “Federal Tax Matters, Qualified Plans, Required Minimum Distributions Upon Your Death.” You may decide at any time (subject to the provisions of any applicable retirement plan) to begin annuity payments. You may change an Annuity Option before the Annuity Date. For a Non-Qualified Contract, if no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below with a ten (10) year period certain. For a Qualified Contract, if no other Annuity Option is elected, monthly annuity payments will be made in the form of a qualified joint and survivor annuity with a monthly income at two-thirds of the full amount payable during the lifetime of the surviving payee. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $2,000. In addition, if the first monthly payment is less than $25, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $25.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the payee; and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income Option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. The sex of the payee influences the amount of periodic payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely the payee will receive a higher periodic payment.

If you die before the Annuity Date, available Annuity Options are limited. For a Non-Qualified Contract, the Annuity Options available are:

•	Option 2, or

•

Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least five years from your death to elect these options.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary of a Non-Qualified Contract is not an individual, the entire interest must be distributed within five years of your death.

For a discussion of the after-death distribution requirements for Qualified Contracts, see “Federal Tax Matters, Qualified Plans, Required Minimum Distributions Upon Your Death.”

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily mortality and expense risk and administration charges.

Payees may elect to cancel all or part of the remaining payments due under Option 1. We then pay the discounted value of the remaining payments.

If your Contract is a Qualified Contract, this option may not satisfy minimum required distribution rules. If the Contract is a Qualified Contract and the beneficiary is not an eligible designated beneficiary under the Code, the remaining annuity payments must be completed within ten-years from the date of death of the payee. Consult a tax advisor before electing this option.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee’s death without regard to the number or total amount of payments made. Thus, it is possible for a payee to receive only one payment if death occurred prior to the date the second payment was due. If the payee dies before the first payment, no payments will be made.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the payee’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

If the Contract is a Qualified Contract and the beneficiary is not an eligible designated beneficiary under the Code, the remaining annuity payments must be completed within ten-years from the date of death of the payee.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while both payees are living. Upon either payee’s death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee’s death without regard to the number or total amount of payments received. If the payee dies before the first payment, no payments will be made.

If the Contract is a Qualified Contract and the survivor is not an eligible designated beneficiary under the Code, the remaining annuity payments must be completed within ten-years from the date of death of the first payee.

3. Allocation of Annuity.

You may elect to have payments made on a fixed or variable basis, or a combination of both. You may exercise the transfer privilege during the Accumulation Period to arrange for variable or fixed annuitization. Any General Account Contract Value will be annuitized on a fixed basis. Any Separate Account Contract Value will be annuitized on a variable basis. Transfers during the Annuity Period are permitted subject to certain limitations.

4. Transfers During the Annuity Period.

During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

These provisions apply only if a variable payout has been selected. A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. Annuity Unit Value.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved, divided by

•	the Subaccount’s Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of the Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.50% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.50% per annum, annuity payments decrease.

7. Subsequent Periodic Payments Under a Variable Annuity.

Later annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. Death Proceeds.

If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”) If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the required minimum distributions rules in Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Option it may be necessary to modify those payments following the Annuitant’s death in order to comply with the required minimum distribution rules. See “Federal Tax Matters, Qualified Plans, Required Minimum Distributions Upon Your Death.”

FEDERAL TAX MATTERS

A. INTRODUCTION

This discussion is not intended as tax advice and additional tax issues that are not discussed herein may be relevant to your particular situation. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distribution under a Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or of any transaction involving a Contract.

B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a “regulated investment company”. Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

C. TAXATION OF ANNUITIES – GENERAL PROVISIONS AFFECTING NON-QUALIFIED CONTRACTS

1. Tax Deferral During Accumulation Period

Under the Internal Revenue Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed, or deemed distributed. However, certain requirements must be satisfied for this general rule to apply, including:

•	the Contract must be owned by an individual,

•	Separate Account investments must be “adequately diversified”,

•	we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes,

•	annuity payments must appropriately amortize Purchase Payments and Contract earnings, and

•	distributions are generally required upon death.

Non-Natural Owner. As a general rule, deferred annuity contracts held by “non-natural persons”, such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

•	certain Contracts acquired by a decedent’s estate due to the death of the decedent,

•	certain Qualified Contracts,

•	certain Contracts used with structured settlement agreements, and

•	certain Contracts purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be “adequately diversified”. The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Portfolio investments, we expect that each Portfolio will comply with these regulations so that each Subaccount of the Separate Account will be considered “adequately diversified.”

Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. Then, income and gains from separate account assets are includible in the owner’s gross income. The Internal Revenue Service (“IRS”), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.

We do not know what limits may be set forth in any future guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However, there is no assurance that such efforts would be successful.

Post-Death Distribution. In order to be treated as an annuity contract for federal income tax purposes, the Contract must provide that:

(a)

if an Owner dies on or after the annuity starting date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if an Owner dies prior to the annuity starting date, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death.

The requirements of (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. If the Owner’s “designated beneficiary” is the sole surviving spouse of the Owner, however, the contract may be continued with the surviving spouse as the new Owner. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. You should consult a tax advisor for more information on this subject. If the Owner is not an individual, then the death or change of the primary annuitant shall be treated as the death of the owner.

Nonqualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with these death distribution requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts (see section D. below).

Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

2. Taxation of Partial and Full Withdrawals

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the “investment in the contract.” This amount is referred to as the “income on the contract.” Full withdrawals are also includible in income to the extent they exceed the “investment in the contract.” Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

The Contract’s optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated for tax purposes as a partial withdrawal.

If the Contract includes the Guaranteed Retirement Income Benefit rider (the “GRIB rider”), and the Guaranteed Retirement Income Benefit Base is greater than the Contract Value, it is possible that the income on the contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in your income in connection with a partial withdrawal, assignment, pledge or other transfer.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts (see section D. below).

3. Taxation of Annuity Payments

Normally, the portion of each annuity payment is taxable as ordinary income and equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the “investment in the contract” allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

With respect to a Contract issued with the GRIB rider, the Annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Contract, the Company will treat a portion of such lump sum payment as includible in income, and will determine the taxable portion of subsequent annuity payments by applying an exclusion ratio to the periodic payments. However, the federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible that the IRS could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

4. Partial Annuitization

If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

5. Taxation of Death Benefits

Amounts may be distributed upon your or the Annuitant’s death. Before the Annuity Date, death benefits are includible in income and:

•	if distributed in a lump sum are taxed like a full withdrawal, or

•	If distributed as life expectancy payments it is taxed like a partial surrender where the gain is withdrawn first, or

•	if distributed under an Annuity Option are taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists under a life income annuity option and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the contract, or

•

if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered and thereafter all annuity payments are fully includible in income.

6. Additional Tax on Premature Distributions

If any amount is received or deemed received from the Non-Qualified Contract (before or after the Annuity Commencement Date), the Code applies an additional tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

The 10% additional tax will not apply to the following distributions:

1)	Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2)	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3)	Distributions attributable to a taxpayer becoming disabled (as defined in the federal tax law).

4)

A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer’s designated Beneficiary).

If the taxpayer avoids this 10% additional tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% additional tax will be applied retroactively to all the prior periodic payment (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

5)	Distributions made under certain annuities issued in connection with structured settlement agreements.

6)	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982.

7)	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

Certain other exceptions to the 10% additional tax as not described herein also may apply. Please consult your tax advisor.

7. Aggregation of Contracts

Contracts issued after October 21, 1988, by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

8. Transfers, Assignments or Pledges

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a partial withdrawal. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as partial withdrawals for as long as the assignment or pledge remains in place. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee’s investment in the contract is increased to reflect the increase in your income. A transfer of ownership of a Non-Qualified Contract and the designation of an annuitant or other payee who is not also the contract owner may result in taxable income. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.

9. Exchange of Annuity Contracts

We may issue this Contract in exchange for another life insurance or annuity contract. Code Section 1035 permits certain tax-free exchanges of life insurance contracts and annuity contracts for another annuity contract as long as certain requirements are satisfied. If any money or other property is received in the exchange, gain (but not loss) may be recognized under the exchange. If the exchange is tax free, your investment in the contract from the prior contract will carry over to your new Contract.

In addition, the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035. If an amount is received within 180 days of the exchange, the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

If the Contract was obtained by a tax-free exchange of an annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% additional tax.

10. Loss of Interest Deduction Where Contracts Are Held by or for the Benefit of Certain Non-Natural Persons

For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS

The Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code (“Qualified Plans”). Such Contracts are referred to as “Qualified Contracts.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. Persons intending to use the Contract in connection with qualified plans should consult a tax adviser.

Under the Internal Revenue Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract’s features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no “investment in the contract” and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. Failure to follow these rules will result in the loan being treated as a withdrawal includible in income and possibly subject to an additional 10% tax. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If this Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant’s spouse, the annuity options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Temporary Rules under CARES Act. On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans. Some of this temporary relief may continue to impact federal income taxes for years after 2020. You should consult with a tax and/or legal advisor to determine if relief is available to you.

1. Required Minimum Distributions In General

Qualified Contracts are subject to special tax rules specifying the time at which distributions must begin and the amount that must be distributed each year. Distributions of minimum amounts must generally begin by the “required beginning date.” In the case of Individual Retirement Annuities, this generally means April 1 of the calendar year following the calendar year in which the owner attains the “applicable age”, and for other Qualified Plans, this generally means the later of the applicable age or retirement.

If you were born…	Your “applicable age” is…
Before July 1, 1949	70	½
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73	*
After 1958*	75	*

*	If you were born in 1959, you should consult your tax advisor regarding your “applicable age,” because it is not clear whether your “applicable age” is age 73 or age 75.

Roth IRAs, however, do not require distributions before death. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 25% of the amount by which a minimum required distribution exceeds the actual distribution. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the “correction window,” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. The death benefit or other optional benefit under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

If you purchased a Qualified Contract with a GRIB rider, an election to receive a lump sum payment of a portion of the annuity income payments could result in a failure to satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB rider.

2. Required Minimum Distributions Upon Your Death

Effective January 1, 2020, when an IRA owner or other Qualified Plan participant dies, any remaining interest generally must be distributed within 10 years (or in some cases 5 years) after their death, unless an exception applies. One exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy (determined using the IRS “Single Life Table”), subject to special rules and limitations. An “eligible designated beneficiary” includes:

1)	the IRA owner’s spouse

2)	the IRA owner’s minor child (until the child reaches age of majority/age 21),

3)	certain disabled or chronically ill individuals,

4)	an individual who is not more than 10 years younger than the IRA owner.

We may limit any payment option over life, or period not exceeding life expectancy, to certain categories of eligible designed beneficiaries, or withdraw such payment option(s), at our discretion.

If the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own. The spouse must make the election by the later of:

1)	the end of the calendar year in which the surviving spouse reaches the applicable age, or

2)	the end of the calendar year following the calendar year of the IRA owner’s death.

If the owner dies before the Required Beginning Date and the surviving Spouse does not elect to treat the IRA as their own, distributions may be delayed until December 31 of the year the deceased Owner would have attained the applicable age.

If the Owner dies after annuity payments have already begun, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.

After-death RMD rules for IRAs and other Qualified Plans are complex, and you should consult your tax adviser about how they may apply to your situation.

3. Additional Tax on Early Distributions

A 10% additional tax may apply to the taxable amount of payments from Qualified Contracts. There are exceptions to this additional tax which vary depending on the type of Qualified Contract. For Individual Retirement Annuities, the additional tax does not apply, for example, to a payment:

•	Made to a beneficiary (or to the Owner’s estate) on or after the Owner’s death;

•	Attributable to the Owner becoming disabled under Code Section 72(m)(7);

•

Part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of such Owner and a designated beneficiary (“SEPP Exception”);

If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2022-6), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 ½ and (b) 5 years have elapsed since the first of these periodic payments.

•	Qualified reservist distribution under Code Section 72(t)(2)(G) upon a call to active duty;

•	Made on account of an IRS levy on the IRA under Code Section 72(t)(2)(A)(vii); or

•	Made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan;

•	Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

•	Not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);

•	For a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8);

•	Made on account of a qualified birth or adoption; or

•	Made to a terminally ill Owner.

The taxpayer must meet certain requirements in order for these exceptions to apply. Certain other exceptions to the 10% additional tax not described herein also may apply. Please consult your tax adviser.

4. Other Considerations

Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

5. Qualified Plan Types

We may issue Contracts for the following types of Qualified Plans.

Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be “rolled over” on a tax-deferred basis into an IRA. The Contract may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

Distributions from eligible retirement plans that are rolled over to an IRA within 60 days are not immediately taxable. However, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers between IRAs or conversions to Roth IRAs.

Simplified Employee Pensions (SEP IRAs). The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLE IRAs. The Code permits certain small employers to establish “SIMPLE retirement accounts,” including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser. Subject to certain exceptions, the additional 10% tax on premature distributions prior to age 59½ is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. The Code permits contributions to an IRA known as a “Roth IRA.” Roth IRAs differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible,

•	“qualified distributions” from a Roth IRA are excludable from income,

•	mandatory distribution rules do not apply before death,

•	a rollover to a Roth IRA must be a “qualified rollover contribution,” under the Code, and

•	special eligibility requirements apply.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% additional tax generally does not apply on the conversion.

Any “qualified distribution”, as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59½, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (See “Guaranteed Minimum Death Benefit” and “Earnings Based Death Benefit under B. The Accumulation Period—7. Death Benefit”). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

Generally, an additional 10% tax applies to distributions made before age 59½, unless certain exceptions apply. In addition, tax-sheltered annuity contracts are subject to certain restrictions on withdrawals of contributions and earnings. These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.

We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

In light of the limitations in the income tax regulations, the Company will require appropriate written documentation (i.e. information sharing agreements) in order to accept rollovers, transfers, or exchanges into a section 403(b) annuity contract. Before making a rollover, transfer, or exchange to another section 403(b) contract, you should consult your tax adviser about the tax consequences to you.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and subject to, the claims of the general creditors of the sponsoring employer. Those who intend to use the Contracts in connection with such plans should seek competent advice.

Pension and Profit-Sharing Plans. Section 401(a) of the Code allows employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

The Contract includes optional death benefits that in some cases may exceed the greater of the Purchase Payments or the Contract Value. These death benefits could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, an employer using the Contract in connection with such a plan should consult its tax adviser.

These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options or to make a partial or full withdrawal of the Contract.

Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. You should consider the extent to which certain aspects of the Contract, e.g., fees that vary based on Contract values, may affect the plan’s compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan’s tax favored status under the Code. Employers using the Contract in connection with such plans should seek competent advice.

6. Direct Rollovers

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any “eligible rollover distribution” from the Contract will be subject to mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

•	hardship distributions

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if (i) the payee (or the payee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) the payee’s non-spouse beneficiary chooses a “direct rollover” from a plan to an inherited IRA established by the direct rollover. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax and you will not be able to elect out of withholding. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. The withholding rate for the taxable portion of non-periodic payments is 10%. The withholding rate for eligible rollover distributions is 20% and as discussed above you cannot elect out of withholding on an eligible rollover distribution. Regardless of any “election out” (or any amount of tax withheld) on an amount received from a Contract, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under the estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.

Payees that are not U.S. citizens or resident aliens will generally be subject to U.S. federal withholding tax on taxable distributions from the Contract at a 30% rate, unless a lower treaty rate applies. In addition, if we do not have appropriate documentation establishing the payee’s status (e.g., a Form W-9 or applicable Form W-8), we could be required to withhold 30% on certain payments from the Contract under the Foreign Account Tax Compliance Act (or FATCA). The FATCA rules are complex. Please consult your tax adviser.

F. OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to taxpayers whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

DISTRIBUTION OF CONTRACTS

Investment Distributors, Inc. (“IDI”), located at 2801 Highway 280 South, Birmingham, AL 35223, is principal underwriter for the Contracts. IDI is a wholly-owned subsidiary of Protective Life Insurance Company. IDI is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms originally entered into written selling agreements with IDI. We pay commissions directly to certain selling firms for their past sales of the Contracts.

The selling firms that have selling agreements with IDI are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission paid to selling firms is 0.20% of additional Purchase Payments, plus a trail commission option of up to 0.20% of additional Purchase Payments paid quarterly on Purchase Payments that have been held in the Contract for at least twelve months.

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions and other incentives or payments we pay in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

Your investment professional may receive compensation for selling this Contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.

In light of the compensation that investment professionals often receive for selling life insurance policies and other investments, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new contract rather than continue to own your existing contract.

VOTING RIGHTS

Proxy materials in connection with any Portfolio shareholder meeting are delivered to each Owner with Subaccount interests invested in the Portfolio as of the record date. Proxy materials include a voting instruction form. We vote all Portfolio shares proportionately in accordance with instructions received from Owners. We will also vote any Portfolio shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Portfolio is not required to hold annual shareholders’ meetings. Portfolios hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Because of proportional voting, a small number of Owners can determine the outcome of a proposal at a Fund shareholder meeting. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account Option. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account Option. In addition, if you transfer amounts among the investment options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that underlie the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

You will have access to Contract information through the Interactive Voice Response System (IVR) at (888) 477-9700. You will also be able to access your account information from the website at www.insuranceserviceonline.com/#204.

You may direct inquiries to the selling agent or may call (800) 457-9047 or write to Insurance Services, P.O. Box 758557, Topeka, KS 66675-8557.

LEGAL PROCEEDINGS

From time to time, ZALICO is a party to certain legal and other proceedings incidental to our insurance business. Our management believes that the resolution of these various matters will not result in any material adverse effect on the Separate Account, on our consolidated financial position, or on our ability to meet our obligations under the Contracts. As of the date of this Prospectus, there are no pending or threatened lawsuits that are likely to have a material adverse impact on Investment Distributors, Inc.’s (“IDI”) ability to perform its obligations under its principal underwriting agreement. There are no material legal proceedings pending to which IDI is a party.

FINANCIAL STATEMENTS

The financial statements of ZALICO and the Separate Account are incorporated by reference into the Statement of Additional Information. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

APPENDIX A

PORTFOLIOS AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found by emailing us at ProspectusRequest@zinnia.com. You can also request this information at no cost by calling (800) 457-9047.

The current expenses and performance information below reflect fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Portfolio Objective	Portfolio Name Adviser / Sub-Adviser	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2022)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Alger Large Cap Growth Portfolio – Class I-2(1) Advised by Fred Alger Management, LLC.	0.87%	-38.65%	8.34%	11.23%
Seeks long-term capital appreciation.	Alger Mid Cap Growth Portfolio – Class I-2(1) Advised by Fred Alger Management, LLC.	0.97%	-36.07%	5.74%	9.61%
Seeks long-term capital appreciation.	Alger Small Cap Growth Portfolio – Class I-2 Advised by Fred Alger Management, LLC.	1.00%	-38.01%	5.01%	8.58%
Seeks capital growth by investing in common stocks. Income is a secondary objective.	American Century VP Disciplined Core Value Fund – Class I Advised by American Century Investment Management, Inc.	0.71%	-12.74%	6.85%	10.63%
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value Fund – Class I(1) Advised by American Century Investment Management, Inc.	0.73%	0.54%	7.85%	10.59%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400 Index).	BNY Mellon Investment Portfolios, MidCap Stock Portfolio – Service Shares(1) Advised by BNY Mellon Investment Advisers, Inc.; sub-advised by Newton Investment Management North America LLC.; and sub-sub-advised by Newton Investment Management North America LLC.	1.05%	-14.29%	3.24%	8.60%
Seeks to provide long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Share Class Advised by BNY Mellon Investment Advisers, Inc.; sub-advised by Newton Investment Management Limited; and sub-sub-advised by Newton Investment Management North America LLC.	0.68%	-22.87%	9.33%	11.36%

Portfolio Objective	Portfolio Name Adviser / Sub-Adviser	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2022)
			1 Year	5 Year	10 Year
Seeks to provide long-term growth of capital.	DWS Capital Growth VIP – Class A Advised by DWS Investment Management Americas, Inc.	0.49%	-30.74%	9.80%	13.25%
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP – Class A(1) Advised by DWS Investment Management Americas, Inc.	0.60%	-15.53%	8.60%	12.56%
Seeks long-term growth of capital.	DWS CROCI® International VIP – Class A(1) Advised by DWS Investment Management Americas, Inc.	0.86%	13.19%	0.29%	2.25%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP – Class A(1) Advised by DWS Investment Management Americas, Inc.	0.71%	-15.40%	2.30%	5.91%
Seeks to maximize income while maintaining prospects for capital appreciation.	DWS Global Income Builder VIP – Class A Advised by DWS Investment Management Americas, Inc.	0.66%	-14.98%	-2.53%	5.35%
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP – Class A Advised by DWS Investment Management Americas, Inc.	0.40%	1.29%	0.94%	0.52%
Seeks to provide a high level of current income.	DWS High Income VIP – Class A(1) Advised by DWS Investment Management Americas, Inc.	0.71%	8.88%	2.57%	3.73%
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP – Class A Advised by DWS Investment Management Americas, Inc.	0.83%	-28.02%	2.45%	8.44%
Seeks long-term capital appreciation.	DWS Small Mid Cap Value VIP – Class A(1) Advised by DWS Investment Management Americas, Inc.	0.81%	-15.80%	2.15%	7.24%
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity VIP Asset ManagerSM Portfolio – Initial Class Advised by Fidelity Management & Research Company (“FMR”) and sub-advised by other investment advisers (FMR UK, FMR HK and FMR Japan)	0.60%	-14.94%	3.75%	5.66%
Seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio – Initial Class Advised by Fidelity Management & Research Company (“FMR”) and sub-advised by other investment advisers (FMR UK, FMR HK and FMR Japan)	0.60%	-26.31%	8.66%	11.43%
Seeks reasonable income and will also consider the potential for capital appreciation.	Fidelity VIP Equity-Income Portfolio – Initial Class Advised by Fidelity Management & Research Company (“FMR”) and sub-advised by other investment advisers (FMR UK, FMR HK and FMR Japan)	0.51%	-4.96%	8.16%	10.19%

Portfolio Objective	Portfolio Name Adviser / Sub-Adviser	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2022)
			1 Year	5 Year	10 Year
Seeks to achieve capital appreciation.	Fidelity VIP Growth Portfolio – Initial Class Advised by Fidelity Management & Research Company (“FMR”) and sub-advised by other investment advisers (FMR UK, FMR HK and FMR Japan)	0.61%	-24.46%	12.42%	14.81%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio Advised by Fidelity Management & Research Company (“FMR”) and sub-advised by Geode Capital Management, LLC (Geode)	0.10%	-18.21%	9.30%	12.45%
Seeks capital appreciation.	Franklin Mutual Global Discovery VIP Fund – Class 2 Advised by Franklin Mutual Advisers, LLC	1.18%	-4.75%	3.66%	6.60%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund – Class 2 Advised by Franklin Mutual Advisers, LLC	0.94%	-7.43%	3.15%	6.73%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund – Class 2(1) Advised by Franklin Advisers, Inc.	0.90%	-10.06%	5.48%	9.09%
Seeks long-term total return.	Franklin Small Cap Value VIP Fund – Class 2(1) Advised by Franklin Mutual Advisers, LLC	0.91%	-10.06%	5.48%	9.09%
Seeks a high level of current income, with capital appreciation over the long term as a secondary goal.	Franklin Strategic Income VIP Fund – Class 2(1) Advised by Franklin Advisers, Inc.	1.06%	-10.75%	0.07%	1.30%
Seeks income.	Franklin U.S. Government Securities VIP Fund – Class 2 Advised by Franklin Advisers, Inc.	0.76%	-9.75%	0.58%	0.06%
Seeks long-term capital appreciation.	Templeton Developing Markets VIP Fund – Class 2(1) Advised by Templeton Asset Management Ltd., and sub-advised by Franklin Templeton Investment Management Limited (“FTIML”)	1.37%	-21.98%	-1.67%	-1.02%
Seeks capital appreciation.	Invesco V.I. Capital Appreciation Fund – Series II(1) Advised by Invesco Advisers, Inc.	1.05%	-30.96%	8.00%	10.81%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund – Series II Advised by Invesco Advisers, Inc.	1.11%	-31.13%	8.36%	11.55%
Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco V.I. Diversified Dividend Fund – Series I Advised by Invesco Advisers, Inc.	0.67%	-1.68%	6.24%	9.80%

Portfolio Objective	Portfolio Name Adviser / Sub-Adviser	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2022)
			1 Year	5 Year	10 Year
Seeks both capital appreciation and current income.	Invesco V.I. Equity and Income Fund – Series I Advised by Invesco Advisers, Inc.	0.57%	-7.51%	5.62%	8.40%
Seeks capital appreciation.	Invesco V.I. Global Fund – Series II Advised by Invesco Advisers, Inc.	1.06%	-31.94%	2.59%	7.59%
Seeks total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund – Series I Advised by Invesco Advisers, Inc., and sub-advised by Invesco Asset Management Limited.	1.02%	-24.94%	-0.91%	2.48%
Seeks total return.	Invesco V.I. Global Strategic Income Fund – Series II(1) Advised by Invesco Advisers, Inc.	1.16%	-11.71%	-1.53%	0.38%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund — Series I Advised by Invesco Advisers, Inc.	0.96%	-13.32%	8.30%	10.24%
Seeks capital appreciation.	Invesco V.I. Main Street Fund – Series II(1) Advised by Invesco Advisers, Inc.	1.05%	-20.31%	6.89%	10.49%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund – Series II Advised by Invesco Advisers, Inc.	1.12%	-16.04%	6.74%	10.60%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio – Institutional Shares Advised by Janus Henderson Investors US LLC.	0.62%	-16.40%	6.69%	8.43%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio – Institutional Shares Advised by Janus Henderson Investors US LLC.	0.72%	-15.94%	9.62%	13.39%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio – Institutional Shares Advised by Janus Henderson Investors US LLC.	0.64%	-19.41%	6.55%	9.15%
Seeks capital appreciation.	Janus Henderson Mid Cap Value Portfolio – Service Shares Advised by Janus Henderson Investors US LLC.	0.91%	-5.77%	4.49%	8.25%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio – Institutional Shares Advised by Janus Henderson Investors US LLC.	0.56%	-29.89%	8.17%	11.44%
Seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.	LVIP JPMorgan Mid Cap Value Fund – Standard Class Advised by Lincoln Financial Investment Corporation, and sub-advised by J.P. Morgan Investment Management, Inc.	0.73%	-8.16%	6.00%	9.98%

Portfolio Objective	Portfolio Name Adviser / Sub-Adviser	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2022)
			1 Year	5 Year	10 Year
Seeks capital growth over the long-term.	LVIP JPMorgan Small Cap Core Fund – Standard Class Advised by Lincoln Financial Investment Corporation, and sub-advised by J.P. Morgan Investment Management, Inc.	0.76%	-19.35%	4.07%	9.59%
Seeks to provide high total return from a portfolio of selected equity securities.	LVIP JPMorgan U.S. Equity Fund – Standard Class Advised by Lincoln Financial Investment Corporation, and sub-advised by J.P. Morgan Investment Management, Inc.	0.67%	-18.69%	10.25%	13.21%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio – Class S(1) Advised by Voya Investment, LLC and sub-advised by Voya Investment Management Co. LLC.	0.85%	-5.11%	4.54%	6.60%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio – Institutional Class(1) Advised by Voya Investment, LLC and sub-advised by J.P. Morgan Investment Management, Inc.	1.21%	-25.89%	-0.31%	2.58%

[1]	This fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

APPENDIX B

ZURICH AMERICAN LIFE INSURANCE COMPANY DEFERRED FIXED

AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA

DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, the IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Zurich American Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS publication 590-A and 590-B (hereinafter referred to as Publication 590), Individual Retirement Arrangements (IRAs) at www.irs.gov.

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Information in this section is limited to federal income tax and thus does not address federal gift and estate tax (with the exception of Section R). Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write Insurance Services, P.O. Box 758557, Topeka KS 66675-8557, or call (800) 457-9047. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you attain the “applicable age” under the RMD rules (the “Required Beginning Date”). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at the “applicable age”), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

Upon your death any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Code. See “Required Distributions,” below for more information about these rules.

4. Except in the case of a rollover contribution or a direct transfer (see “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

5. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAs AND SIMPLE IRAs

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA (other than a Roth IRA) from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan. In addition, if you have participated in your SIMPLE IRA for at least two years, certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your SIMPLE IRA.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. Distributions that are rolled over to an IRA within 60 days are not immediately taxable.

3. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover or direct transfer from a SIMPLE IRA or, to the extent permitted by law, from another IRA or retirement plan as described above.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catch-up” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $6,500 for 2023. The amount may be indexed annually in $500 increments, as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $15,000 for 2023 ($6,500 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. The maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return. The phase out of your deduction is also dependent on your fling status, as follows:

2023 TRADITIONAL IRA DEDUCTION LIMITS
IF YOUR FILING STATUS IS...	AND YOUR MODIFIED AGI IS...	THEN YOU CAN TAKE...
Single, head of household, qualifying widow(er), married filing jointly or separately and neither spouse is covered by a plan at work	Any amount	A full deduction up to the amount of your contribution limit

Married filing jointly or qualifying widow(er) and you’re covered by a plan at work	$116,000 or less	A full deduction up to the amount of your contribution limit
	More than $116,000 but less than $136,000	A partial deduction

	$136,000 or more	No deduction

Married filing jointly and your spouse is covered by a plan at work	$218,000 or less	A full deduction up to the amount of your contribution limit
	More than $218,000 but less than $228,000	A partial deduction

	$228,000 or more	No deduction
Single or head of household and you’re covered by a plan at work	$73,000 or less	A full deduction up to the amount of your contribution limit
	More than $73,000 but less than $83,000	A partial deduction

	$83,000 or more	No deduction

Married filing separately and either spouse is covered by a plan at work	Less than $10,000	A partial deduction
	$10,000 or more	No deduction

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to the due date of your tax return not including extensions of the following year. If you make the contribution between January 1 and the due date of your tax return not including extensions, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made.

6. For tax years beginning before January 1, 2027, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). In 2023, the maximum deductible employer contribution for a SEP IRA is the lesser of $66,000 (may be indexed for cost-of-living increases in future years) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $15,500 for 2023 or $19,000 if you are over age 50. After 2023, the limits may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $330,000 of compensation in 2023, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach the “applicable age.” Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach the “applicable age,” until April 1 of the following year (i.e., the Required Beginning Date).

If you were born…	Your “applicable age” is…
Before July 1, 1949	70	½
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73	*
After 1958*	75	*

*	If you were born in 1959, you should consult your tax advisor regarding your “applicable age,” because it is not clear whether your “applicable age” is age 73 or age 75.

Annuity payments which begin by Required Beginning Date, satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, minimum distribution requirements apply after your death. The minimum distributions that must be paid after your death depend on a number of factors, including (1) when you die in relation to your Required Beginning Date, (2) whether your beneficiary is an individual and, if so, whether they are an “eligible designated beneficiary” (EDB), and (3) whether you die after 2019 or before 2020. These rules are complex and unclear in numerous respects. You may wish to consult a professional tax adviser for advice as to your particular situation, particularly if you have named a trust as a beneficiary. The following is a very generalized discussion of the rules, based on proposed regulations that the IRS published in February 2022:

Death Before the Required Beginning Date. If you die before your Required Beginning Date and your beneficiary is an individual (or is treated as an individual under IRS rules), the entire interest in the IRA must be distributed by 12/31 of the year containing the 10th anniversary of your death. Distributions are permitted, but not required, during this 10-year period. Alternatively, if your beneficiary is an EDB, they can “stretch” distributions over their life or a period not extending beyond their life expectancy, starting no later than 12/31 of the year following the year you died. An EDB is a beneficiary who, as of the date of your death, is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. If an EDB stretches their distributions, the distributions must continue after their death to any successor beneficiary, but in all events the entire remaining interest in the IRA must be distributed by 12/31 of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors. Also, if under IRS rules your beneficiary is not treated as individual (such as your estate or certain trusts), the entire interest in the IRA must be distributed by the end of the year containing the 5th anniversary of your death, and the “stretch” rule is not available. Distributions are permitted, but not required, during this 5-year period.

Death On or After the Required Beginning Date. If you die on or after your Required Beginning Date and your beneficiary is an individual (or is treated as an individual under IRS rules), any remaining interest in the IRA must be distributed over the longer of your remaining life expectancy and your beneficiary’s life expectancy. However, the entire remaining interest must be fully distributed by 12/31 of the year containing the 10th anniversary of (1) your death, if the beneficiary is not an EDB, or (2) the EDB’s death, if the beneficiary is an EDB. Special rules apply to EDBs who are minors and EDBs who are older than the IRA owner. If under IRS rules your beneficiary is not treated as individual (such as your estate or certain trusts), the entire remaining interest in the IRA must be distributed over your remaining life expectancy or more rapidly, and the 10-year rule described in this paragraph does not apply.

Annuity Payments. Distributions made in the form of annuity payments generally must comply with the foregoing rules. Depending on the payout option you choose, this could mean that annuity payments after your death, such as a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, may need to be accelerated after your death in order to comply with the RMD rules.

Death of Owner Before 2020. If an IRA owner died before 2020, different rules apply. If the owner died before their Required Beginning Date, the remaining interest in the IRA must be distributed (1) by 12/31 of the year containing the 5th anniversary of the owner’s death, or (2) over the life of the individual beneficiary, or over a period not extending beyond their life expectancy, provided that such distributions start by 12/31 of the year after the owner’s death. If the owner died on or after their Required Beginning Date, the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death, which generally means over the longer of the deceased owner’s life expectancy and the individual beneficiary’s life expectancy. Despite the foregoing, if the beneficiary dies after 2019, any remaining interest in the IRA must be distributed within 10 years of their death.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 25% excise tax on any excess accumulations. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the “correction window,” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 25% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment. This excise tax also applies to a beneficiary that must take distributions in accordance with the after-death minimum distribution requirements described above.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catch-up” contributions for certain individuals age 50 and older (as discussed in section D, above).

Your ability to contribute to a Roth IRA is based on your filing status and modified adjusted gross income, as shown below. For this purpose, “adjusted gross income” is determined under the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. These amounts may be indexed for cost of living increases in future years.

2023 ROTH IRA INCOME LIMITS
FILING STATUS	MODIFIED AGI	CONTRIBUTION LIMIT
Married filing jointly or qualifying widow(er)	Less than $218,000	$6,500 ($7,500 if you’re age 50 or older)

	$218,000 to $228,999	Reduced

	$228,000 or more	Not eligible

Single, head of household, or married filing separately (and you didn’t live with your spouse at any time during the year)	Less than $138,000	$6,500 ($7,500 if you’re age 50 or older)
	$138,000 to $153,000	Reduced

	$153,000 or more	Not eligible

Married filing separately (if you lived with your spouse at any time during the year)	Less than $10,000	Reduced
	$10,000 or more	Not eligible

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA to another Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers from a Roth IRA to another Roth IRA—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

3. Transfers of IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs and qualified retirement plans to Roth IRAs—In the case of a qualified rollover contribution or a transfer from an IRA, SEP IRA, Simple IRA, Qualified Plan, 403(b)

account, 403(a) annuity or Governmental 457(b) plan to a Roth IRA (conversion), any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10 percent additional tax on premature distributions) will not apply unless you take a subsequent distribution from your Roth IRA within 5 years of the conversion.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1⁄2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution was made to any Roth IRA established for you.

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1⁄2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

Unless you qualify for an exception, you’ll have to pay an additional 10% tax on the amount you withdraw from your IRA, SEP IRA, Roth IRA (in the case of a nonqualified distribution) or SIMPLE IRA prior to age 59 1⁄2. The premature distribution additional tax is equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate, the additional tax is equal to 25%. The additional tax does not apply to withdrawals in the form of an annuity, amounts rolled over or transferred tax free, and any distributions that meet the exceptions under Internal Revenue Code section 72(t):

1. A distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

2. A distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

3. A distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums;

4. An amount to buy, build or rebuild a first home (up to $10,000);

5. A withdrawal is a qualified reservist distribution;

6. A payment made to satisfy an IRS levy;

7. A withdrawal for a qualified birth or adoption;

8. A qualified military reservist distribution;

9. A qualified disaster recovery distribution;

10. A distribution made to a terminally ill owner.

If you wish to take a distribution for these purposes, you should consult your tax adviser.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess RMD accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE AND GIFT TAX CONSIDERATIONS

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

2. If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. We deduct a daily charge from your Separate Account Contract Value equal to 1.50%, on an annual basis, of Separate Account Contract Value. May vary if optional riders are elected.

2. A maximum annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account value, if you have participated in a Subaccount during the year. If insufficient values are in the Subaccounts when the charge is assessed, the charge will be assessed against General Account value.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given contract year) were received by ZALICO; under one year, 6%; over one to two years, 5%; over two to three years, 4%; over three to four years, 3%; over four to five years, 2%; over five to six years, 1%; sixth year and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION VALUES OF DEFERRED FIXED AND VARIABLE ANNUITY THAT IS COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$1,000	14	$17,371	27	$41,703	40	$77,436
2	2,000	15	18,929	28	43,991	41	80,796
3	3,038	16	20,534	29	46,348	42	84,256
4	4,130	17	22,187	30	48,775	43	87,821
5	5,264	18	23,889	31	51,275	44	91,492
6	6,442	19	25,643	32	53,850	45	95,274
7	7,665	20	27,449	33	56,503	46	99,169
8	8,932	21	29,309	34	59,235	47	103,181
9	10,236	22	31,225	35	62,048	48	107,313
10	11,580	23	33,199	36	64,947	49	111,569
11	12,965	24	35,232	37	67,932	50	115,953
12	14,390	25	37,326	38	71,007
13	15,859	26	39,482	39	74,174

*	Includes applicable withdrawal charges.

GUARANTEED LUMP SUM TERMINATION VALES OF DEFERRED FIXED AND VARIABLE ANNUITY THAT IS COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$1,000	14	$1,513	27	$2,221	40	$3,262
2	1,013	15	1,558	28	2,288	41	3,360
3	1,053	16	1,605	29	2,357	42	3,461
4	1,095	17	1,653	30	2,427	43	3,565
5	1,138	18	1,702	31	2,500	44	3,671
6	1,183	19	1,754	32	2,575	45	3,782
7	1,230	20	1,806	33	2,652	46	3,895
8	1,267	21	1,860	34	2,732	47	4,012
9	1,305	22	1,916	35	2,814	48	4,132
10	1,344	23	1,974	36	2,898	49	4,256
11	1,384	24	2,033	37	2,985	50	4,384
12	1,426	25	2,094	38	3,075
13	1,469	26	2,157	39	3,167

*	Includes applicable withdrawal charges.

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus.

You may request a free copy of the SAI or submit inquiries by:

•	Mailing:	Zurich American Life Insurance Company
c/o Protective Life Insurance Company
1707 North Randall Road
Suite 310
Elgin, IL 60123-9409

•	Calling:	(888) 477-9700

You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000018905

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

PERIODIC PAYMENT

VARIABLE ANNUITY CONTRACTS

ZURICH ADVANTAGE III

Issued By

ZURICH AMERICAN LIFE INSURANCE COMPANY

in Connection With

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

HOME OFFICE: 1299 Zurich Way, Schaumburg, Illinois 60196

(877) 301-5376

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 1, 2023 for Zurich Advantage III of the ZALICO Variable Annuity Separate Account (the “Separate Account”). The Prospectus may be obtained from Zurich American Life Insurance Company by writing to us c/o Protective Life Insurance Company at 1707 North Randall Road, Suite 310, Elgin, Illinois 60123-9409, or calling 1-888-477-9700.

Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when uses in the Prospectus.

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GENERAL INFORMATION AND HISTORY

Recordkeeper and Depositor for the ZALICO Variable Annuity Separate Account

Recordkeeper. Zurich American Life Insurance Company (“ZALICO”) maintains the books and records of the ZALICO Variable Annuity Separate Account (the “Separate Account”). ZALICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of ZALICO. ZALICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by ZALICO.

The Company. Zurich American Life Insurance Company (“ZALICO”), was organized in 1947 as a stock life insurance company under the laws of the State of Illinois. ZALICO is the depositor of the ZALICO Variable Annuity Separate Account. Our offices are located at 1299 Zurich Way, Schaumburg, Illinois 60196. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Zurich American Company, LLC, a non-operating holding company. Zurich American Company, LLC is an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd., a Swiss holding company.

Effective August 22, 2010, Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Contract, changed its name to Zurich American Life Insurance Company, or ZALICO. The change in the name of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Contract. ZALICO will continue to honor all its obligations under your Contract. ZALICO remains organized under the laws of the State of Illinois. ZALICO continues to be a wholly-owned subsidiary of Zurich American Corporation and an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd.

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Chase Insurance Life and Annuity Company (“CILAAC”) (formerly Federal Kemper Life Assurance Company). In a contemporaneous transaction, CILAAC and ZALICO entered into a coinsurance agreement under which CILAAC administers and 100% reinsures certain lines of business currently underwritten by ZALICO, including the Contracts. The coinsurance agreement does not change ZALICO’s obligations to Contractholders under the Contracts and does not create any obligations for CILAAC to Contractholders under the Contracts.

On July 3, 2006, Protective Life Insurance Company (“Protective Life”) of Birmingham, Alabama, acquired CILAAC. Protective Life reinsured 100% of the variable annuity business of CILAAC, including the Contract and certain other registered variable annuity contracts that are funded through the Separate Account, to Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group Limited. On April 1, 2007, CILAAC merged into and with Protective Life. On the date of the merger, Protective Life acquired from CILAAC all of CILAAC’s assets and became directly liable for CILAAC’s liabilities and obligations including the Contracts (underwritten by ZALICO) then outstanding. Protective Life is responsible for administration of the Contracts.

The issuer, benefits and provisions of the Contract were not changed by any of the transactions described above.

The ZALICO Variable Annuity Separate Account was established on May 29, 1981 as a separate account of the Company. The Separate Account is registered as a unit investment trust under the 1940 Act.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Cybersecurity Risk: We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions)

3

and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained on-line or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing of orders from our website or with the Portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also affect the Portfolios.

Delays in Contract Administration: Delays in contract administration may occur in the event of severe weather, natural disasters, a public health crisis, or the closure of one or more of our offices, or in the event of interruptions in mail delivery, telephone communications, or other electronic communications beyond our control.

SERVICES

Mail Room and Administrative Services. Services for the Contracts are provided by se2, LLC, an affiliate of Security Distributors, Inc. Se2 provides systems, administrative, accounting, mail room and other services to the Company. The principal administrative offices of se2, LLC. are located at One Security Benefit Place, Topeka, Kansas, 66636

Independent Registered Public Accounting Firm. The independent registered public accounting firm for the Separate Account and ZALICO is Ernst & Young LLP, 155 N. Upper Wacker, Chicago, IL 60606. The firm performed the annual audit of the financial statements of the Separate Account and ZALICO for the years ended December 31, 2022 and 2021.

PricewaterhouseCoopers LLP was the independent registered public accounting firm for the Separate Account and ZALICO in 2020 and 2019. The firm performed the annual audit of the financial statements of the Separate Account and ZALICO for the years ended December 31, 2020 and 2019.

UNDERWRITER

Investment Distributors, Inc. (“IDI”), an Alabama company located at 2801 Highway 280 South, Birmingham, AL 35223, serves as the principal underwriter for the Contracts. IDI is a wholly-owed subsidiary of Protective Life Corporation. IDI is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority (“FINRA”). IDI entered into selling group agreements with affiliated and unaffiliated broker-dealers.

The Contracts are no longer available for sale. The Contracts were sold by licensed insurance agents, where the Contracts could be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

ZALICO pays commissions to the selling broker-dealers, respectively, which may vary but are not anticipated to exceed in the aggregate an amount equal to (6.25%) of Purchase Payments. During 2022, 2021, and 2020, ZALICO incurred gross commissions payable of approximately $3.8, $4.4, and $4.3 million, respectively, to licensed insurance agents.

STATE REGULATION

ZALICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. ZALICO’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, ZALICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

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EXPERTS

The statutory financial statements of Zurich American Life Insurance Company as of December 31, 2022 and 2021, and for each of the two years in the period ended December 31, 2022 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations-Division of Insurance) and the U.S. GAAP statement of assets, liabilities, and contract owners’ equity of each of the subaccounts that comprise ZALICO Variable Annuity Separate Account as of December 31, 2022 and 2021, and the related statement of operations and statements of changes in contract owners’ equity presented for such periods as set forth in their report, incorporated by reference in the Statement of Additional Information, have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory financial statements and schedules of Zurich American Life Insurance Company for the year ended December 31, 2020 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance) as filed under Form N-VPFS, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for ZALICO and the Separate Account. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also reflect assets attributable to other variable annuity contracts offered by ZALICO through the Separate Account.

The statutory financials statements and schedules of Zurich American Life Insurance Company and the financial statements of ZALICO Variable Annuity Separate Account as of December 31, 2022, and for the period then ended, included in this Statement of Additional Information were filed on April 27, 2023 on Form N-VPFS, and are incorporated by reference herein.

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APPENDIX A

STATE AND LOCAL GOVERNMENT PREMIUM TAX CHART

	Rate of Tax
State	Qualified Plans	Non-Qualified Plans
California[1]	0.50%	2.35%
Florida[2]	1.00%	1.00%
Maine[3]	—	2.00%
Nevada[1]	—	3.50%
South Dakota[3],4	—	1.25	%****
West Virginia[3,5]	1.00%	1.00%
Wyoming[3]	—	1.00%

[1]

In California and Nevada, we pay premium taxes when you annuitize your Contract. We deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB Base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract.

[2]	In Florida, annuity considerations are exempt provided that the tax savings are passed back to contract holders. Otherwise, they are taxable at 1.00%.
[3]

In Maine, South Dakota, West Virginia, and Wyoming, we pay premium taxes at the time we receive a Purchase Payment from you. In those four states, we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment.

[4]	In South Dakota, we pay a 1.25% premium tax on the first $500,000 for each Non-Qualified Plan Contract and a 0.08% premium tax on any premium amount thereafter.
[5]	Beginning on January 1, 2021, West Virginia no longer taxes annuity Purchase Payments.

A-1

PART C

OTHER INFORMATION

Item 27.	Exhibits

(a	)	A copy of resolution of the Board of Directors of Kemper Investors Life Insurance Company dated September 13, 1977 is incorporated by reference to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about February 26, 1997.

(a	)(1)	A copy of Record of Action of Kemper Investors Life Insurance Company dated April 15, 1983 is incorporated by reference to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about February 26, 1997.

(b	)	Not Applicable.

(c	)(1)	Distribution Agreement between Investors Brokerage Services, Inc. and KILICO is incorporated by reference to Exhibits filed with the Registration Statement on Form S-1 for ZALICO (File No. 333-02491) filed on or about April 12, 1996.

(c	)(2)	Limited Principal Underwriter Agreement dated November 10, 2010 by and between Zurich American Life Insurance Company and Investment Distributors, Inc. is incorporated by referenced to Post-Effective No. 47 to the Registration Statement on Form N-4 (File No. 2-72671) filed on April 29, 2011.

(c	)(3)	Addendum to Selling Group Agreement of Kemper Financial Services, Inc. is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 27, 1995.

(c	)(4)	Selling Group Agreement of Investors Brokerage Services, Inc. is incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 23, 1997.

(c	)(5)	General Agent Agreement is incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 23, 1997.

(d	)(1)	Form of Variable Annuity Contract is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

(d	)(2)	Form of Guaranteed Minimum Death Benefit Rider is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-32840) filed on or about March 2, 2001.

(d	)(3)	Form of Earnings Based Death Benefit Rider is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-32840) filed on or about March 2, 2001.

(d	)(4)	Form of Guaranteed Retirement Income Benefit Rider is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-32840) filed on or about March 2, 2001.

(e	)	Form of Application is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

(f	)(1)	Kemper Investors Life Insurance Company Articles of Incorporation is incorporated by referenced to Post-Effective No. 47 to the Registration Statement on Form N-4 (File No. 2-72671) filed on April 29, 2011.

(f	)(2)	Zurich American Life Insurance Company Articles of Incorporation is incorporated by reference to Exhibits filed with the Registration Statement on Form S-1 for ZALICO (File No. 333-02491) filed on or about April 12, 1996.

(f	)(3)	Kemper Investors Life Insurance Company Bylaws is incorporated by referenced to Post-Effective No. 47 to the Registration Statement on Form N-4 (File No. 2-72671) filed on April 29, 2011.

(f	)(4)	Zurich American Life Insurance Company Bylaws is incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 23, 1997.

(g	)	Coinsurance Agreement between KILICO and Chase Insurance Life and Annuity Company (formerly known as Federal Kemper Life Assurance Company) is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about September 2, 2003.

(h	)(1)	Fund Participation Agreement among KILICO, Lexington Natural Resources Trust and Lexington Management Corporation (now known as ING Investors Trust) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.

(h	)(2)	Fund Participation Agreement among KILICO, Lexington Emerging Markets Fund and Lexington Management Corporation (now known as ING Investors Trust) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.

(h	)(3)(a)	Fund Participation Agreement among KILICO, Janus Aspen Series and Janus Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.

(h	)(3)(b)	Service Agreement between KILICO and Janus Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

(h	)(4)(a)	Fund Participation Agreement among KILICO, Fidelity Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 1996.

(h	)(4)(b)	Second Amendment to Fund Participation Agreement among KILICO, Fidelity Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form S-6 filed on or about April 30, 1999 (File No. 333-35159).

(h	)(4)(c)	Third Amendment to Fund Participation Agreement among KILICO, Fidelity Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-88845) filed on or about December 29, 1999.

(h	)(5)(a)	Fund Participation Agreement among KILICO, Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 1996.

(h	)(5)(b)	Second Amendment to Fund Participation Agreement among KILICO, Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form S-6 filed on or about April 30, 1999 (File No. 333-35159).

(h	)(6)(a)	Participation Agreement between KILICO and Scudder Variable Life Investment Fund (formerly, DWS Variable Series I and now known as Deutsche Variable Series I) is incorporated by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.

(h	)(6)(b)	Participating Contract and Policy Agreement between KILICO and Scudder Kemper Investments, Inc. is incorporated by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.

(h	)(6)(c)	Indemnification Agreement between KILICO and Scudder Kemper Investments, Inc. is incorporated by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.

(h	)(6)(d)	Amendment to Participation Agreement Dated as of June 26, 1998, Between Zurich American Life Insurance Company and DWS Variable Series I (formerly, Scudder Variable Life Investment Fund and Scudder Variable Series I and now known as Deutsche Variable Series I), dated April 11, 2011 is incorporated by reference to Post-Effective No. 22 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2011.

(h	)(7)(a)	Fund Participation Agreement between KILICO and The Dreyfus Socially Responsible Growth Fund, Inc. is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1999.

(h	)(7)(b)	Administrative Services Agreement by and between The Dreyfus Corporation and KILICO (redacted) is incorporated by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

(h	)(7)(c)	November 1, 1999 Amendment to Fund Participation Agreement between KILICO and The Dreyfus Socially Responsible Growth Fund, Inc. is incorporated by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

(h	)(7)(d)	November 1, 1999 Amendment to Administrative Services Agreement by and between The Dreyfus Corporation and KILICO (redacted) is incorporated by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

(h	)(7)(e)	Amendment No. 2 to Fund Participation Agreement Dated April 27, 1999, Between Zurich American Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated April 8, 2011 is incorporated by reference to Post-Effective No. 22 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2011.

(h	)(8)	Fund Participation Agreement between KILICO and J.P. Morgan Series Trust II is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 2000.

(h	)(9)(a)	Fund Participation Agreement by and among The Alger American Fund, ZALICO and Fred Alger & Company, Incorporated is incorporated by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

(h	)(9)(b)	Service Agreement between Fred Alger Management, Inc. and KILICO (redacted) is incorporated by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

(h	)(9)(c)	Amendment No. 1 to Participation Agreement Dated May 1, 1999, Between Zurich American Life Insurance Company, The Alger Portfolios (formerly The Alger American Fund), and Fred Alger & Company Incorporated, dated April 1, 2011 is incorporated by reference to Post-Effective No. 22 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2011.

(h	)(10)	Fund Participation Agreement by and between KILICO and American Century Investment Management, Inc. is incorporated by reference to the Registration Statement on Form S-1 (File No. 333-32632) filed on or about March 16, 2000.

(h	)(11)	Fund Participation Agreement among KILICO, Zurich American Fund (now known as DWS Variable Series II), Zurich Kemper Investments, Inc. and Kemper Distributors, Inc. is incorporated by reference to Amendment No. 3 to the Registration Statement of ZALICO on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.

(h	)(12)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Zurich American Life Insurance Company is incorporated by reference to Amendment No. 7 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 26, 2001.

(h	)(13)(a)	Participation Agreement by and among Kemper Investors Life Insurance Company, INVESCO Variable Investment Funds, Inc. (now known as AIM Variable Insurance Funds), INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 27, 2004.

(h	)(13)(b)	Administrative Services Agreement by and between INVESCO Funds Group, Inc., INVESCO Variable Investment Funds, Inc. (now known as AIM Variable Insurance Funds) and Kemper Investors Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 27, 2004.

(h	)(13)(c)	Amendment No. 1 to the Participation Agreement Dated April 30, 2004, Between Kemper Investors Life Insurance Company, AIM Variable Insurance Funds, and AIM Distributors, Inc., dated May 28, 2008 is incorporated by reference to Post-Effective No. 22 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2011.

(h	)(13)(d)	Amendment No. 2 to the Participation Agreement Dated April 30, 2004, Between Kemper Investors Life Insurance Company, AIM Variable Insurance Funds, and AIM Distributors, Inc., dated April 30, 2010 is incorporated by reference to Post-Effective No. 22 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2011.

(h	)(13)(e)	Form of Amendment No. 3 to Participation Agreement Dated April 30, 2004, Between Zurich American Life Insurance Company, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), and Invesco Distributors, Inc. is incorporated by reference to Post-Effective No. 22 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2011.

(h	)(14)(a)	Form of Fund Participation Agreement between KILICO and One Group Investment Trust (now known as JPMorgan Investment Trust) is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 27, 2004.

(h	)(14)(b)	Form of Supplemental Payment Agreement (redacted) is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 27, 2004.

(h	)(15)	Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about April 27, 2007.

(i	)	Not applicable.

(j	)	Not applicable.

(k	)	Opinion and Consent of Counsel

(l	)(1)	Consent of Ernst & Young LLP, Independent Registered Accounting Firm.

(l	)(2)	Consent of Pricewaterhouse Coopers, LLP, Independent Registered Public Accounting Firm.

(l	)(3)	Change in Auditor Letter is incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-4 (File No. 002-72671) filed on April 28, 2022.

(m	)(1)	Schedule IV: Reinsurance (year ended December 31, 2004) is incorporated by reference to Form 10-K for Kemper Investor Life Insurance Company for fiscal year ended December 31, 2004 filed on or about March 30, 2005.

(m	)(2)	Schedule III: Supplementary Insurance Information (years ended December 31, 2004 and 2003 is incorporated by reference to Form 10-K for Kemper Investor Life Insurance Company for fiscal year ended December 31, 2004 filed on or about March 30, 2005.

(m	)(3)	Schedule IV: Reinsurance (year ended December 31, 2003) is incorporated by reference to Form 10-K for Kemper Investor Life Insurance Company for fiscal year ended December 31, 2003 filed on or about March 31, 2004.

(m	)(4)	Schedule V: Valuation and qualifying accounts (year ended December 31, 2004) is incorporated by reference to Form 10-K for Kemper Investor Life Insurance Company for fiscal year ended December 31, 2004 filed on or about March 30, 2005.

(m	)(5)	Schedule V: Valuation and qualifying accounts (year ended December 31, 2003) is incorporated by reference to Form 10-K for Kemper Investor Life Insurance Company for fiscal year ended December 31, 2003 filed on or about March 31, 2004.

(n	)	Not applicable.

(o	)	Not applicable. The Contract is no longer for sale to new investors. Registrant does not intend to rely on Rule 498A with respect to this Registration Statement.

(99)	Powers of Attorney for Debra L. Broek, David Fike, Richard Hauser, Peter Hirs, Richard Patrick Kearns, Mark Knipfer, Laura J. Lazarczyk and Angela J. Yochem are filed herewith.

Item 28.	Directors and Officers of Zurich American Life Insurance Company (“ZALICO”)

The directors and officers of ZALICO are listed below together with their current positions.

Name	Office with ZALICO
Debra K. Broek[4]	Independent Director
Dave Dampman[3]	Vice President, Operations
Bob Daniel[1]	Vice President, Controller
Mary Dening[2]	Vice President, Actuary
Stefan Dunajewski[2]	Vice President, Chief Actuary, and Illustration Actuary
Ryan Dylan Gibbons[1]	Assistant Secretary
Rita Falco[1]	Secretary
David Fike[1]	Director, Chairman of the Board, President, and Chief Executive Officer
Richard James Hauser[1]	Director and Assistant Secretary
Susan Havrish[9]	Vice President
Peter Hirs[1]	Director
Christopher Howard[1][1]	Vice President
Amy Jackson[1]	Assistant Secretary
Richard Patrick Kearns[5]	Independent Director
Mark Knipfer[1]	Director
Laura J. Lazarczyk[1]	Director, Vice President, General Counsel, and Corporate Secretary
Eoin Mcnamara[2]	Vice President
Katie Miller[1]	Assistant Secretary
Adam Page[1]	Vice President
Stacy Patacsil[6]	38a-1 Chief Compliance Officer
Joanna Rakowski[1]	Assistant Secretary
German Ramirez[1]	Assistant Secretary
Girish Rao[1]	Vice President
Farah Rehman[7]	Vice President and Responsible Officer, Illustrations
Michael Rohwetter[2]	Vice President
Art Sanders[1]	Vice President
Prithpal Ruprai[8]	Vice President, Chief Financial Officer, and Treasurer
Li Jun Wang[1]	Assistant Secretary
Angela J. Yochem[10]	Director
Stanislav Sukhorukov[1]	Vice President

1	The principal business address is 1299 Zurich Way, Schaumburg, IL 60196-1056.
2	The principal business address is 150 Greenwich St., New York, NY 10007.
3	The principal business address is 7045 College Blvd., Overland Park, KS 66211.
4	The principal business address is 13958 Goose Ilse Road, Big Stone City, South Dakota 57216.
5	The principal business address is 205 Charles St., East Williston, NY 11596.
6	The principal business address is 664 Swallow Hollow Rd., Rural Retreat, VA 24368.
7	The principal business address is 2000 Sam Houston Parkway, Houston, TX 77042.
8	The principal business address is 1503 Dallas Parkway, Addison, TX 75001.
9	The principal business address is 525 Market Street, Suite 2900, San Francisco, CA 94104.
10	The principal business address is 3500 Plantation Rd., Charlotte, NC 28270.
11	The principal business address is 2000 Market St., Suite 1100, Philadelphia, PA 19103.

Item 29.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000

Company	Domicile	Ownership	%
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Apt. 1, LLC	DE	American Zurich Insurance Company	100.00000
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sacramento), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000

Company	Domicile	Ownership	%
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900

Company	Domicile	Ownership	%
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Minerva Science Limited	GBR	Project Policy Bidco Limited	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
My Policy Limited	GBR	Project Policy Bidco Limited	100.00000
Nashville Apt. 1, LLC	DE	American Zurich Insurance Company	0.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Philly Office Land, LLC	DE	American Zurich Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Project Policy Bidco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	20.00000

Company	Domicile	Ownership	%
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
REX Baume S.C.I	FRA	REX Holding France	100.00000
REX Holding France	FRA	REX OPPCI Fonds	100.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX Mauchamps	FRA	REX Holding France	100.00000
REX Vilette	FRA	REX Holding France	0.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
Zurich NA Investment Blocker, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A. - Sociedad Unipersonal	4.99999
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Springworks International AB	SWE	autoSense AG	50.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000

Company	Domicile	Ownership	%
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance Chile S.A.	CHL	Travel Ace Chile S.A.	99.98000
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.02000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000

Company	Domicile	Ownership	%
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Company, LLC	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800

Company	Domicile	Ownership	%
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000

Company	Domicile	Ownership	%
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000

Company	Domicile	Ownership	%
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Note 1: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 2: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)

Note 3: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 4: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
2475 Mill Center Parkway, LLC	DE	Farmers Insurance Exchange	100%
280 Riverside Parkway, LLC	DE	Farmers Insurance Exchange	100%
3049 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100%
3195 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100%
4345 Hamilton Mill Road, LLC	DE	Farmers Insurance Exchange	100%
475 Riverside Parkway, LLC	DE	Mid-Century Insurance Company	100%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000
14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pacific Insurance Company	CO	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000
Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000
Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers General Insurance Agency, Inc.	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers Lloyds Insurance Company of Texas	TX	Farmers Lloyds, Inc.
Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000

Company	Domicile	Ownership	%
Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000
Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan (see note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 6
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 7: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 30.	Indemnification

To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Zurich American Life Insurance Company (formerly Kemper Investors Life Insurance Company) (“ZALICO”) provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of ZALICO, or serving or having served, at the request of ZALICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of ZALICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of ZALICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of ZALICO pursuant to the foregoing provisions, or otherwise, ZALICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ZALICO of expenses incurred or paid by a director, officer, employee of agent of ZALICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, ZALICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 31.(a)	Principal Underwriter

Investment Distributors, Inc. (“IDI”), acts as principal underwriter for the Protective Acquired Variable Annuity Separate Account. IDI also acts as principal underwriter for Zurich American Life Insurance Company’s ZALICO Variable Separate Account, ZALICO Variable Annuity Separate Account and Zurich American Life Insurance Company Variable Annuity Account C.

Item 31.(b)	Information Regarding Principal Underwriter, Investors Distributors, Inc.

Name and Principal Address	Position and Offices

Coffman, Benjamin P.	Assistant Financial Officer

Creutzmann, Scott E.	Director

Gilmer, Joseph F.	Assistant Financial Officer

Guerrera, Darren C.	Chief Financial Officer

Hicks, Victoria Ann	Senior Supervisory Principal

Johnson, Julena G.	Assistant Compliance Officer

Lee, Felicia M.	Secretary

Lippeatt, Jason Hillary	Supervisory Principal

McCreless, Kevin L.	Chief Compliance Officer

Morsch, Letitia	Assistant Secretary and Director

Reed, Alisha D.	Director

Richards, Megan P.	Assistant Secretary

Tennent, Rayburn	Assistant Financial Officer

Wagner, James	President

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)	The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 31.(c)

Not applicable.

Item 33.	Management Services

Not applicable

Item 34.	Fee Representation

Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940

Zurich American Life Insurance Company (“ZALICO”) represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by ZALICO.

Representation Regarding Contracts Sold to Participants in the Texas Optional Retirement Program.

Contracts issued to participants in the Texas Optional Retirement Program are subject to restrictions on withdrawals by ZALICO in reliance on Rule 6c-7 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Post-Effective Amendment No. 61 to the Registration Statement meets all the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 61 to the Registration Statement to be signed on its behalf, by the undersigned, duly authorized in the city of New York, and State of New York, on this 27th day of April, 2023.

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT (Registrant)

/s/ Prithpral Ruprai
By: Prithpral Ruprai, Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) (Signature)

ZURICH AMERICAN LIFE INSURANCE COMPANY (Depositor)

/s/ Prithpral Ruprai
By: Prithpral Ruprai, Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) (Signature)

As required by the Securities Act of 1933, this Post-Effective Amendment No. 61 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

David Fike*/	Director, President, Chief Executive Officer, and Chairman of the Board (Principal Executive Officer)

Director and Assistant Secretary
Richard J. Hauser*/

Director
Peter Hirs*/

Director
Mark Knipfer*/

Director
Angela J. Yochem*/

Director
Richard Patrick Kearns*/

Director
Debra K. Broek*/

Director, Vice President, General Counsel, and Corporate Secretary
Laura J. Lazarczyk*/

/s/ Prithpral Ruprai	* On April 27, 2023, as Attorney-in-Fact pursuant to powers of attorney filed herewith or by previous amendment
Prithpral Ruprai

EXHIBITS

(k)	Opinion and Consent of Counsel.
(l)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(l)(2)	Consent of Pricewaterhouse Coopers, LLP, Independent Registered Public Accounting Firm.
(99)	Powers of Attorney.